UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12
INTERNATIONAL ABSORBENTS INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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International Absorbents Inc.
“Products and Technology for the Good of the Environment”
May 1, 2006
To Our Shareholders:
     On behalf of the board of directors of International Absorbents Inc., I cordially invite you to attend our annual and special meeting of shareholders to be held at the XCHANGE Conference Center, 888 Dunsmuir Street, 2nd Floor, Vancouver, British Columbia, Canada on Thursday, June 8, 2006 at 10:00 a.m., local time. A notice of the annual and special meeting, a proxy statement containing information about the matters to be acted upon at the annual and special meeting and a form of proxy are enclosed.
     We urge you to attend our annual and special meeting. Your participation in the affairs of International Absorbents is important. Our annual and special meeting is an excellent opportunity for our management to discuss our progress with you in person.
     Whether in person or by proxy, it is important that your Common Shares be represented at our annual and special meeting. To ensure your participation, regardless of whether you plan to attend in person, please complete, sign, date and return the enclosed form of proxy promptly or otherwise vote by using the toll-free number or visiting the website listed on the form of proxy.
     We look forward to seeing you on June 8th.

Sincerely,
/s/ Gordon L. Ellis
Gordon L. Ellis
President, Chief Executive Officer and Chairman of the Board

Principal Executive Offices:	Grandview Facility:
1569 Dempsey Rd.	6960 Salashan Parkway
North Vancouver, BC V7K 1S8	Ferndale, WA 98248

Tel: (604) 681-6181	Tel: (360) 734-7415
Fax: (604) 904-4105	Fax: (360) 671-1588
Email: info@absorbent.com
www.internationalabsorbents.com

INTERNATIONAL ABSORBENTS INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
To be Held on June 8, 2006

TO THE SHAREHOLDERS:
     Notice is hereby given that the 2006 Annual and Special Meeting of Shareholders of International Absorbents Inc., a corporation incorporated under the laws of British Columbia, Canada (the “Company”), will be held on Thursday, June 8, 2006 at 10:00 a.m., local time, at the XCHANGE Conference Centre, 888 Dunsmuir Street, 2nd Floor, Vancouver, British Columbia, Canada for the following purposes:
1.	To elect two Class I directors to serve for the ensuing two-year period and until their successors are duly elected or appointed.

2.	To ratify the appointment by the Audit Committee of Moss Adams LLP as the Company’s independent auditors for the fiscal year ending January 31, 2007, at a remuneration to be fixed by the Audit Committee.

3.	To vote on a special resolution to alter the Company’s Notice of Articles by increasing the authorized capital from 100,000,000 to an unlimited number of common shares without par value.

4.	To vote on a special resolution to approve an alteration to the Company’s Notice of Articles to delete the application of the “Pre-existing Company Provisions” prescribed by the new Business Corporations Act (British Columbia) and adopt a new form of Articles of the Company.

5.	To vote on a proposal to ratify the adoption of the Shareholder Rights Plan, dated May 1, 2006.

6.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.
     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
     The board of directors has fixed the close of business on April 20, 2006 as the record date for the determination of shareholders entitled to vote at this meeting. Only shareholders of record at the close of business on April 20, 2006 are entitled to notice of and to vote at the meeting and any adjournment thereof.
     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to submit your form of proxy. You may do so by mail, over the internet or by telephone, by following the instructions on the form of proxy. Any shareholder attending the meeting may vote in person even if the shareholder has previously submitted a form of proxy.

By Order of the Board of Directors
/s/ Gordon L. Ellis
Gordon L. Ellis
President, Chief Executive Officer and Chairman of the Board

1569 Dempsey Road
North Vancouver, British Columbia
Canada V7K 1S8
604-681-6181
May 1, 2006

INTERNATIONAL ABSORBENTS INC.
1569 Dempsey Road
North Vancouver, British Columbia, Canada V7K 1S8
(Principal Executive Offices)
www.internationalabsorbents.com
Tel: 604-681-6181 Toll Free: 866-514-6559
info@absorbent.com
PROXY STATEMENT
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
To Be Held June 8, 2006

SOLICITATION OF PROXIES
THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE MANAGEMENT OF INTERNATIONAL ABSORBENTS INC. (THE “COMPANY”), A CORPORATION INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA, CANADA, FOR USE AT THE ANNUAL AND SPECIAL MEETING (THE “MEETING”) OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON THURSDAY, JUNE 8, 2006 AT 10:00 A.M. (Pacific Time), AT THE XCHANGE CONFERENCE CENTRE, 888 DUNSMUIR STREET, 2nd FLOOR, VANCOUVER, BRITISH COLUMBIA, CANADA FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS.
This Proxy Statement and the accompanying notice and form of proxy are being mailed on or about May 1, 2006, to shareholders of the Company entitled to vote at the Meeting. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by telephone, facsimile, or electronically via the internet, by the directors (“Directors”), officers (“Officers”) or other employees of the Company for no additional compensation; however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the Common Shares registered in their names, to forward solicitation materials to the beneficial owners of such Common Shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the Company for their reasonable expenses in forwarding solicitation materials. THE COMPANY MAKES THIS SOLICITATION OF PROXIES AND ALL RELATED COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.
RECORD DATE AND OUTSTANDING SHARES
Only shareholders of record at the close of business on April 20, 2006 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The only outstanding voting securities of the Company are common shares, without par value (the “Common Shares”). Each holder of Common Shares is entitled to one vote per Common Share on all matters.
As of the Record Date, 6,410,328 Common Shares were issued and outstanding and held of record by approximately 472 shareholders. The closing price of the Company’s Common Shares as of the Record Date on The American Stock Exchange LLC (“AMEX”) was (U.S.) $3.10 under the symbol “IAX”.
APPOINTMENT AND REVOCATION OF PROXIES
The persons named in the accompanying form of proxy are Executive Officers (as defined below) of the Company planning to be in attendance at the Meeting and were nominated by the Board of Directors of the Company (the “Board of Directors” or “Board”). A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:
(a)	STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON’S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

(b)	BY COMPLETING ANOTHER PROPER FORM OF PROXY.
     The completed form of proxy must be received at the office of the transfer agent, Pacific Corporate Trust Company (the “Transfer Agent”), located at 510 Burrard Street, 2nd Floor, Vancouver, British Columbia, Canada V6C 3B9, not less than 48 hours

(excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A form of proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.
Any form of proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use. Any shareholder’s form of proxy will be returned (and considered revoked) if the shareholder is present at the Meeting and should request its return. A shareholder who has given a form of proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, Suite 700 — 595 Howe Street, Vancouver, British Columbia, Canada V6C 2T5, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.
ADVICE TO BENEFICIAL OWNERS
This Proxy Statement and the accompanying notice and form of proxy are being sent to both registered and non-registered shareholders. Most beneficial owners of the Common Shares are NOT listed on the Company’s register of shareholders. Beneficial owners will not be listed if they hold their Common Shares through an intermediary, such as a brokerage firm, bank, trust company, or other firm, financial institution or company. In this section, such owners are referred to as “you” or as a “Beneficial Owner”, and the firm, financial institution or company through which you hold your Common Shares are referred to as “Intermediaries”. This discussion does not apply to owners of Common Shares of the Company who hold their Common Shares directly instead of through an Intermediary and who are therefore listed directly on the Company’s register of shareholders.
If you hold your Common Shares through an Intermediary, then instead of you being listed on the Company’s register of shareholders, either the Intermediary, or a depository or other agent used by it, will be listed as the shareholder. The Company can only recognize votes and take instructions from its shareholders who are actually listed on its register of shareholders. Accordingly, in order to vote at the Meeting, you will need to instruct your Intermediary how to vote your Common Shares, or, if you wish to attend and vote at the Meeting yourself, then you need to instruct your Intermediary to authorize you to do so.
The Company will be providing Meeting materials to the Intermediaries listed on its register of shareholders (or listed by the depository or other agent used by the Intermediary). The Intermediaries are required to send the Meeting materials on to you (unless you have waived this requirement) and to all other Beneficial Owners who have not waived their right to receive the materials. The Meeting materials will include, among other things, this Proxy Statement, and a form of proxy for you to complete, sign and return to your Intermediary or as otherwise directed by your Intermediary, indicating how you want your Common Shares voted by the Intermediary. If you wish to attend and vote at the Meeting yourself, then you need to strike out the names of the Board nominees just before the blank space on the form of proxy sent to you by your Intermediary, and insert your own name in the blank space. You then need to complete and sign the form of proxy and send it back to your Intermediary or as your Intermediary has otherwise directed. You may also appoint someone else to attend at the Meeting and vote on your behalf by inserting that person’s name in the blank space instead of your own.
Whether you wish to give voting instructions to your Intermediary to vote on your behalf at the Meeting or you wish to attend the Meeting and vote in person, you must complete the form of proxy provided to you by or on behalf of your Intermediary and return it in accordance with the instructions provided. This will enable your Intermediary either to vote your Common Shares as you have directed, or to give formal notice to the Company that you have the authority to attend and vote at the Meeting yourself.
QUORUM; ABSTENTIONS; BROKER NON-VOTES
At the Meeting, the Company’s Transfer Agent will determine the presence of a quorum and tabulate the results of the votes by shareholders. Under the Company’s Articles, a quorum exists when either (a) one shareholder and one proxy holder or (b) one proxy holder representing two or more shareholders are personally present at the meeting and holding or representing not less than one-twentieth of the total number of issued and outstanding Common Shares that are entitled to vote at the Meeting. Under the policies, rules and guidelines of AMEX, it is recommended that a quorum be at least 33-1/3% of the voting Common Shares represented. The Company intends to meet the recommendations of AMEX by adjourning the Meeting if less than 33 1/3% of the Common Shares are represented in person or by proxy thereat. A quorum is necessary for the transaction of business at the Meeting. Abstentions and “broker non-votes” (broker non-votes occur when a person holding Common Shares through an Intermediary does not provide instructions as to how his or her Common Shares should be voted and the Intermediary does not have discretion to vote those Common Shares or, if the Intermediary has discretion to vote such Common Shares, does not exercise such discretion) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. A nominee for election to a position on the Board of Directors will be elected as a Director if the votes cast for the nominee exceed the votes cast (a) against the nominee and (b) for any other nominee for that position. Shareholders are not entitled to cumulate votes in the election of Directors. For the election of Directors, abstentions and broker non-votes will have the effect of neither a vote for nor a vote against the nominee and thus will have no effect on the outcome. Approval of the proposal to ratify the appointment of Moss Adams LLP as the Company’s independent auditors and ratification of the Shareholder Rights Plan require the vote of a majority of the Common Shares represented in person or by proxy at the Meeting; whereas alteration to the Company’s authorized capital and the proposal to delete the “Pre-Existing Company Provisions” and adopt a new form of Articles must be approved by holders of not less than 75% of the votes cast at the Meeting. Abstentions will have the same effect as votes against such proposals because they are treated as present and entitled to vote for purposes of determining the pool of votable Common Shares, but do not contribute to the affirmative votes required to approve the proposals. Proxies that reflect broker non-votes will not be considered present for the purposes of determining the votes for these proposals and will therefore have the effect of neither a vote for nor a vote against such proposals.
VOTING OF PROXIES
If the form of proxy is properly completed and returned to the Transfer Agent and is unrevoked, the Common Shares represented by the form of proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the Common Shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND, THEREFORE “FOR” THE DIRECTORS LISTED ON THE FORM OF PROXY; “FOR” RATIFICATION OF THE INDEPENDENT AUDITORS; “FOR” THE PROPOSAL TO INCREASE THE AUTHORIZED CAPITAL OF THE COMPANY FROM 100,000,000 TO AN UNLIMITED NUMBER OF COMMON SHARES WITHOUT PAR VALUE; “FOR” THE DELETION OF THE APPLICATION OF THE “I” COMPANY PROVISIONS PRESCRIBED BY THE NEW BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA) AND ADOPTION OF A NEW FORM OF ARTICLES OF THE COMPANY; AND “FOR” RATIFICATION OF THE COMPANY’S SHAREHOLDER RIGHTS PLAN.
The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying notice of annual and special meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors knows of no such amendment or variation or matters to come before the Meeting other than those referred to in the accompanying notice of annual and special meeting.
ANNUAL REPORT AND FINANCIAL STATEMENTS
The Annual Report for the fiscal year ended January 31, 2006, which contains the consolidated financial statements for the Company’s fiscal year ended January 31, 2006 and Management’s Discussion and Analysis of Financial Condition and Results of Operations, is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be considered as proxy soliciting material. A copy of the Company’s Annual Report on Form 10-K (without exhibits, except where such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates) will be provided without charge upon written or oral request to the Corporate Secretary, c/o the Company’s address at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8 or 604-681-6181. Additional information relating to the Company can be obtained www.sec.gov or www.sedar.com.
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information as of February 28, 2006 with respect to Common Share ownership by (i) the persons known to the Company to beneficially own Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each Director, (iii) the Chief Executive Officer, (iv) each Executive Officer named in the Summary Compensation Table, and (v) all Directors and Executive Officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to options, warrants and securities convertible into Common Shares held by that person that are exercisable as of February 28, 2006 or exercisable within 60 days thereof are deemed outstanding. As of February 28, 2006, there were 6,410,328 Common Shares outstanding. Except as otherwise indicated in the footnotes below, all of the Common Shares listed for a person named in the table are directly held by such person with sole voting and dispositive power.

Unless otherwise noted, the address for each shareholder below is: c/o International Absorbents Inc., 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

Name and Address of Beneficial Owner	Amount Owned		Percentage of Class

Gordon L. Ellis	386,851	(1)	5.7%

John J. Sutherland	35,000	(2)	*

Douglas E. Ellis	150,025	(3)	2.3%

Lionel G. Dodd	25,000	(4)	*

Michael P. Bentley	27,000	(5)	*

Daniel J. Whittle 6960 Salashan Parkway, Ferndale, Washington, United States 98248	25,800	(6)	*

Shawn M. Dooley 6960 Salashan Parkway, Ferndale, Washington, United States 98248	154,034		2.3%

David H. Thompson 6960 Salashan Parkway, Ferndale, Washington, United States 98248	38,751		*

First Wilshire Securities Management, Inc. 600 South Lake Street, Suite 100 Pasadena, CA 91106-3955	330,500	(7)	5.2%

Directors and Executive Officers as a Group (8 Persons)	842,461		11.6%

*	Less than 1%

(1)	Includes 90,576 Common Shares held by Gordann Consultants Ltd., an entity in which Mr. G. Ellis owns a 51% interest and Mr. G. Ellis’ spouse owns a 49% interest (“Gordann”), over which Mr. G. Ellis has voting and dispositive power; 10,000 Common Shares held by Shelan Development Corp., an entity owned by Gordann, over which Mr. G. Ellis has voting and dispositive power; 15,000 Common Shares held by Stelyconi Enterprises Ltd., an entity owned by Gordann, over which Mr. G. Ellis has voting and dispositive power; and 122,300 Common Shares held by ABE Industries (1980) Inc., an entity owned by Gordann, over which Mr. G Ellis has voting and dispositive power.

(2)	Includes 20,000 Common Shares underlying incentive stock options granted to Mr. Sutherland that are currently exercisable.

(3)	Includes 25,000 Common Shares held by his children, over which Mr. D. Ellis has voting and dispositive power.

(4)	Includes 20,000 Common Shares underlying incentive stock options granted to Mr. Dodd that are currently exercisable.

(5)	Includes 25,000 Common Shares underlying incentive stock options granted to Mr. Bentley that are currently exercisable.

(6)	Includes 25,000 Common Shares underlying incentive stock options granted to Mr. Whittle that are currently exercisable.

(7)	Based on information provided by First Wilshire Securities Management, Inc. (“First Wilshire”) and Mitchell Howard, Vice President of Compliance and Operations in a SEC form Schedule 13G filed June 21, 2005. First Wilshire is organized under the laws of California for the purpose of specializing in the management of equities.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Officers, Directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, Directors and greater than 10% beneficial owners also are required by the rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended January 31, 2006, such Officers, Directors and greater than 10% beneficial owners filed all reports required of them on a timely basis.

PROPOSAL ONE — ELECTION OF DIRECTORS
The Articles of the Company provide that the number of Directors on the Company’s Board of Directors may be determined by a majority of the shareholders, but shall never be fewer than three Directors. In addition, the Articles of the Company provide for the division of the Board of Directors into two classes, whereby the term of office for each class of Directors alternately expires upon the second succeeding general meeting. Currently, Class I has two (2) Directors with terms expiring in 2006 and Class II has three (3) Directors with terms expiring in 2007.
Two Class I Directors are to be elected at the Meeting for two-year terms ending in 2008. The Corporate Governance Committee has nominated Gordon L. Ellis and Michael P. Bentley for re-election as Class I Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. G. Ellis and Bentley. The proxies cannot be voted for more than two nominees. Messrs. G. Ellis and Bentley are current Directors of the Company, and each has indicated that he will serve if elected. The Company does not anticipate that Mr. G. Ellis or Mr. Bentley will be unable or unwilling to stand for election, but if that occurs, all proxies received will be voted by the proxy holders for another person or persons nominated by the Board of Directors (as recommended by the Corporate Governance Committee).
The name of each nominee and certain information about him as of February 28, 2006 are set forth below:

			Present Position
Class	Director	Age	with Company	Served as Director Since

I	Gordon L. Ellis	59	Director, Chairman, President, Chief Executive Officer	1985

I	Michael P. Bentley	43	Director	2003

The following information is provided with respect to Class II Directors of the Company.

			Present Position	Served as	Date Term as
Class	Nominee	Age	with Company	Director Since	Director to Expire

II	John J. Sutherland	56	Director	1988	2007

II	Lionel G. Dodd	66	Director	2002	2007

II	Daniel J. Whittle	51	Director	2003	2007

The following is a brief summary of the business experience of each Director and nominee for Director of the Company.
Messrs. G. Ellis, Bentley, Sutherland and Dodd reside in British Columbia, Canada and are citizens of Canada. Mr. Daniel J. Whittle resides in Washington, United States and is a citizen of the United States of America. No Director was a director or officer of any company that was subject to a cease trade or other order from a securities regulator or was subject to bankruptcy proceedings within the last 10 years.
Gordon L. Ellis has been Chairman of the Company since July 1988, president and chief executive officer since November 1996 and a Class I Director of the Company since July 1985. Mr. G. Ellis is also a director of Absorption Corp., the Company’s wholly-owned subsidiary (“Absorption”). Mr. G. Ellis is a management director of Victoria Bay Asset Management, LLC, which is the sole general partner of United States Oil Fund, LP, a commodity pool listed on the AMEX as of April 2006, which invests primarily in oil futures contracts. Mr. G. Ellis is a director/trustee of Polymer Solutions, Inc. (“PSI”), a former publicly-held company that sold all of its assets effective as of February 2004 and is currently winding down its operations and liquidating following such sale. Mr. G. Ellis is the brother of Douglas Ellis, the President of Absorption.
Michael P. Bentley became a Class I Director on June 25, 2003. Since February 1999, Mr. Bentley has been president of M64 Management, which provides governance, strategy and marketing consulting services, and since December 2003, executive vice president of Sierra Mountain Minerals, Inc., a mineral supplement company. Prior to that, he served in a variety of management positions at Canfor Corporation from 1985 to 1999. Mr. Bentley currently serves on the boards of Sierra Mountain Minerals, Inc. and the Business Family Centre at UBC Sauder School of Business. Past board positions include Wittke Inc., which traded on the Toronto Stock Exchange (“TSX”) until it was acquired in 2002, and a number of private companies and charitable organizations. He has a Bachelor of Arts degree from the University of B.C. and a Master of Science in Management from Stanford University in Palo Alto, CA.

John J. Sutherland has been a Class II Director of the Company since August 1988. Mr. Sutherland has been a Certified General Accountant since 1976. Since March 2003, Mr. Sutherland has been vice president and director of Tekion, Inc., a private company developing and marketing fuel cells. Between April 2002 and November 2002, he was the executive director of the Arthritis Research Centre of Canada. From May 2001 to January 2002, Mr. Sutherland provided consulting services to the Company, for which he received aggregate fees of (U.S.) $45,000. Since 2002, Mr. Sutherland has been a director of Aquiline Resources Ltd. a publicly-held company listed on the TSX Venture Exchange (“TSXV”), and a director/trustee of PSI.
Lionel G. Dodd joined the Company as a Class II Director in October 2002. Since November 2004, Mr. Dodd has been a director of Xantrex Technology Inc., a publicly-held company listed on the, TSX which provides advanced power electronics products. Between 2002 and 2005, Mr. Dodd was a director of Braintech, Inc., a publicly-traded company on the OTC Bulletin Board which gives vision to industrial robots that handle and assemble parts, and between 2001 and 2005, Mr. Dodd was a director of Napier Environmental Technologies Inc., a publicly-held company listed on the TSX, which manufactures environmental paint removal and wood restoration products. In addition, Mr. Dodd became a director of Pope & Talbot, Inc, a publicly-held pulp and wood products company trading on the New York Stock Exchange and the Pacific Stock Exchange, consequent to an acquisition of Harmac Pacific Inc. in November 1999, where Mr. Dodd had been serving as a director since 1998. Previously, he was a director of International Bio-recovery Corporation from 2000 to 2001, a publicly-held company listed on the TSXV which converts biodegradable waste into organic fertilizer products. From 1996 to 2000, he served as president, chief executive officer and director of Versacold Corporation, a public company which traded on the TSX which operated a national temperature-controlled logistics network. Previously, Mr. Dodd had been chief executive officer, chief operating officer or chief financial officer and/or director of a number of publicly traded and private companies in Canada and the United States. Mr. Dodd received an MBA from the University California at Berkeley in 1963 and a Bachelor of Commerce Degree from the University of Saskatchewan in 1962.
Daniel J. Whittle has been a Class II Director since June 2003. Mr. Whittle is currently the president of Patent Leverage LLC, which was formed in June 2003 after Mr. Whittle became registered as a U.S. Patent Agent. From April 2000 to June 2003, Mr. Whittle served as the senior vice president at Gretag Professional Imaging and subsequently Oce Display Graphics Systems following an acquisition. Prior to that, from July 1999 to February 2000, Mr. Whittle was a director of H.K. Productions in London, England, a subsidiary of Gretag Imaging. His executive management experience also includes positions as director of engineering at Firetrol, and vice president of R&D and manufacturing and later president and chief executive officer of Cymbolic Sciences. After receiving his Ph.D. in Physics from the University of Pennsylvania in August 1982, Mr. Whittle held various technical and management positions in engineering and manufacturing for 12 years at IBM. He was also a course instructor and director of Management Development, Inc. a non-profit organization affiliated with the Kenan-Flagler Business School at the University of North Carolina. From August 2004 to September 2005 Mr. Whittle was a director of 4th Corner Consultants Roundtable, a professional organization.
Vote Required for the Election of Directors
If a quorum is present and voting, the two nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by the Common Shares present, in person or by proxy, will be elected to the Board of Directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.
Board Matters and Committees
General
Consistent with AMEX listing standards (the “AMEX Standards”), the Board has adopted Corporate Governance Guidelines (the “Guidelines”). The Guidelines address matters relating to the Board, its committees and its members’ qualifications, including the requirement that the Board have a majority of independent directors. Pursuant to the Guidelines, after consideration of all relevant factors, the Board has affirmatively determined that each of the following Directors is independent within the meaning of the AMEX Standards and does not have a material relationship with the Company that would interfere with the exercise of independent judgment: Michael P. Bentley, Lionel G. Dodd, John J. Sutherland and Daniel J. Whittle.
The Company holds meetings of the Board of Directors on at least a quarterly basis. In addition, executive sessions of the Board are part of each regularly scheduled meeting of the Board and are attended only by the Company’s independent Directors without management present. A different independent Director, selected on a rotating alphabetical basis, is appointed to preside at each executive session.

The Board held a total of seven meetings, one special meeting and one strategic planning session during fiscal year 2006. The Board has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee. Each committee has written charters/guidelines, copies of which are posted on the Company’s internet site, www.internationalabsorbents.com under the main menu item named “Governance”. Copies of the charters are also available to any shareholder who contacts the Corporate Secretary and requests a printed copy. Each current Director attended at least 75% of (i) the total number of meetings of the Board held during the period for which he was a Director, and (ii) the total number of meetings held by all the committees of the Board on which he served. The Company’s policy is to encourage all incumbent Directors, as well as all nominees for election as Director, to attend the annual meeting of shareholders. All incumbent Directors attended the annual meeting held on June 9, 2005.
Audit Committee
The Audit Committee is currently composed of John J. Sutherland, Chairman, Michael P. Bentley and Daniel J. Whittle. The Board of Directors has determined that, after consideration of all relevant factors, Messrs. Sutherland, Bentley and Whittle qualify as “independent” directors under applicable rules of AMEX and the SEC. Each member of the Audit Committee is able to read and understand fundamental financial statements, including the Company’s consolidated balance sheets, consolidated statements of earnings, consolidated statements of changes in stockholders’ equity and consolidated statements of cash flows. The Board of Directors has designated Mr. Sutherland as the “audit committee financial expert” as defined under applicable SEC rules, who also is therefore deemed to possess the requisite “financial sophistication” required under applicable AMEX rules. The Board of Directors of the Company adopted a written amended and restated Audit Committee Charter on March 30, 2004.
The Audit Committee has been appointed by the Board of Directors to oversee the processes of accounting and financial reporting of the Company and the audits of the financial statements of the Company. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors. Among other responsibilities, the Audit Committee pre-approves all auditing and permissible non-auditing services of the independent auditors (subject to de minimus exceptions); reviews the audited financial statements with management; obtains, reviews and discusses reports from the independent auditors; reviews major proposed changes to the Company’s accounting and auditing policies suggested by the independent auditors; reviews with management correspondence from regulators that raise material accounting policy issues; assesses the independence of the independent auditors; reviews and discusses with management and the independent auditors the adequacy of the Company’s internal controls, internal audit procedures and disclosure controls and procedures; and reviews and approves all related-party transactions. The Audit Committee held four meetings during fiscal year 2006.
Compensation Committee
The Compensation Committee is currently composed of Daniel J. Whittle, Chairman, Michael P. Bentley and Lionel G. Dodd. The Board of Directors has determined that each member of the Compensation Committee (i) is a “Non-Employee Director” for purposes of Rule 16b-3 of the Exchange Act, (ii) satisfies the requirements of an “outside director” for purposes of Rule 162(m) of the Internal Revenue Code, as amended (the “Code”), and (iii) is an “independent director” under applicable AMEX rules. The Compensation Committee assists the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executives, employees and members of the Board. The Compensation Committee has the authority to administer the Company’s 2003 Omnibus Incentive Plan and make awards thereunder. The Compensation Committee held four meetings during fiscal year 2006.
Corporate Governance Committee
The Corporate Governance Committee is composed of Lionel G. Dodd, Chairman, Michael P. Bentley and John J. Sutherland. The primary purposes of the Corporate Governance Committee are to develop and recommend to the Board a set of Guidelines; to identify individuals qualified to become Board members and to recommend that the Board nominate the identified director nominees for election; and to review the qualifications of Directors eligible to become members of the different committees of the Board and recommend to the Board the appointment of members to the different committees of the Board. The Corporate Governance Committee held three meetings in fiscal year 2006. At a meeting held on April 3 2006, as recommended by the Corporate Governance Committee, the Board of Directors nominated the Directors for election at the Meeting and the Board also concluded that each of the members of the Corporate Governance Committee is an “independent director” under applicable AMEX rules. On March 30, 2004, the Committee adopted the Corporate Governance Guidelines.

Director Nomination Process
The Corporate Governance Committee selects and recommends nominees for election to the Board consistent with the Guidelines. Formal nominations based on recommendations made by the Corporate Governance Committee are approved by the Board and pursuant to the Company’s Articles. To date, the Company has not engaged third parties to identify, evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if appropriate.
The Corporate Governance Committee’s goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In making its recommendations, the Corporate Governance Committee considers such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. The Corporate Governance Committee identifies and evaluates nominees in light of the potential nominees’ skills and characteristics and the composition of the Board as a whole. This assessment includes members’ qualification as independent, as well as consideration of diversity, age, skills, and experience in the context of the needs of the Board. To be considered, a candidate must have a track record in business, experience at the policy-making level, special expertise in an area that is relevant to the Company’s business or its management, the ability and willingness to devote the time required to Board service, and qualifications that support development and implementation of the Company’s strategy. Other than consideration of the foregoing, there are no stated minimum criteria, qualities or skills for director nominees, although the Corporate Governance Committee also considers such other factors as it may deem are in the best interests of the Company and its shareholders. The Corporate Governance Committee does, however, believe it appropriate for at least one, and, preferably, several, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board meet the definition of “independent director” under AMEX rules.
The Corporate Governance Committee intends to evaluate shareholders’ nominees in the same manner that it evaluates all other potential nominees and intends to retain a list of all potential nominees for future reconsideration. The Corporate Governance Committee will consider in good faith director candidates who meet the qualifications described above and whom shareholders recommend. To be considered for nomination by the Corporate Governance Committee at the next annual meeting of shareholders, the committee’s Chairman must receive shareholder recommendations at least 120 calendar days before the anniversary date of the Company’s proxy statement for the previous year’s annual meeting. To recommend a candidate, a shareholder should send the candidate’s name, age, credentials (including principal occupation and employment), contact information and the candidate’s consent to be considered to the Chairman of the Corporate Governance Committee in care of the Company at its principal executive office address. The shareholder should also provide the shareholder’s contact information, describe the shareholder’s relationship with the candidate, and include a statement as to the number of Common Shares owned by the shareholder and the length of time such Common Shares have been owned.
The Company did not receive any recommendations from shareholders for director candidates for the Meeting.
Shareholder Communications with the Board of Directors
The Company does not have a formal procedure for shareholder communications with the Board. In general, members of the Board and Executive Officers are accessible by email at info@absorbent.com or by regular mail at the Company’s corporate office. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Corporate Secretary by email or regular mail. Copies of written communications received by the Corporate Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly to the Company’s business, or communications that relate to improper or irrelevant topics.
Executive Officers of the Company
For the purpose of this Proxy Statement, “Executive Officer” of the Company means the chief executive officer, the president, the chief financial officer and any vice president in charge of a principal business unit, division or function, such as sales, administration, finance or production, any officer of the Company or of a subsidiary who performs a policy-making function, or any other person who performs similar policy-making functions for the Company, whether or not such officer or other person is also a Director of the Company or the subsidiary. Executive Officers are appointed by, and serve at the pleasure of, the Board of Directors.

Information about Gordon L. Ellis, who serves as a Director and an Executive Officer, is provided in this Proxy Statement under the heading “Proposal One — Election of Directors.” In addition, certain information about Douglas E. Ellis, Shawn M. Dooley and David H. Thompson, Executive Officers of the Company and Absorption, is set forth below:
Douglas E. Ellis, 54, served as a Director of the Company from July 1998 until June 2004. Mr. D. Ellis became chief operations officer of the Company on August 26, 2004. He became an employee of Absorption on February 1, 2003 and had been providing management services to the Company through Current Systems, a proprietorship owned by Mr. D. Ellis, since April 1986. He has served as president of Absorption since March 1999. Prior to joining Absorption and helping to build its Bellingham facility, Mr. D. Ellis spent many years in the heavy construction industry as a project engineer for pulp and paper mills and related projects. Mr. D. Ellis is the brother of Gordon L. Ellis, a director of Absorption and the Company’s chairman, president and chief executive officer.
Shawn M. Dooley, 46, served as a Director of the Company from July 1998 until June 2003. Mr. Dooley has been associated with Absorption since 1991 and has been the vice president-sales and marketing since 1998. Prior to joining Absorption, Mr. Dooley spent nine years at Purina Mills, Inc. Mr. Dooley holds Bachelor of Science degrees in Agricultural Education and Agricultural Resource Economics.
David H. Thompson, 45, has been an employee of Absorption since April 1993, and has been chief financial officer of the Company since March 1998 and the secretary of the Company since March 2003. Mr. Thompson holds a Bachelor’s degree in Finance and International Business from the University of Washington.
Except as described above, there are no family relationships among the Company’s Directors and Officers.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation Committee Report on Executive Compensation
The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.
The Compensation Committee oversees and evaluates the compensation of the Company’s Executive Officers. The overall goals of the Compensation Committee are to align executive compensation with individual performance and the performance of the Company and to attract and retain executives who can significantly contribute to the Company’s success in a competitive industry. All of the members of the Compensation Committee are independent directors. The Compensation Committee is governed by a charter approved by the Board and reviewed annually by the Compensation Committee. In accordance with its charter, the Compensation Committee may engage outside advisors, such as compensation consultants. The Compensation Committee holds regular meetings and evaluates and approves executive compensation each year.
Compensation Objectives
The Company’s executive compensation structure is designed to: (i) reward Executive Officers appropriately for their contributions to the Company’s growth, profitability and other goals; (ii) align the interests of Executive Officers with the long-term interests of shareholders through a mix of long- and short-term incentives, which involve downside risk as well as upside potential; and (iii) encourage retention by maintaining the Company’s competitiveness in the relevant labor markets.
Components of Compensation
The Compensation Committee believes that the compensation levels of Executive Officers should consist of a combination of the following fixed and variable elements:
•	base salaries that are commensurate with those of executives of comparable public manufacturing companies;

•	cash bonus opportunities based on achievement of objectives set by (i) the Compensation Committee, with respect to the chief executive officer, and (ii) the chief executive officer in consultation with the Compensation Committee, with respect to the other Executive Officers; and

•	equity-related incentive compensation, which is intended to align management and shareholder interests.

In general, the Compensation Committee considers the following factors when determining the compensation of Executive Officers:
•	the Company’s financial performance as measured by attainment of specific financial objectives and operating results selected from items such as revenue, earnings and return on invested capital, and other elements of the last completed fiscal year;

•	the Company’s performance against long-range business plans and strategic initiatives;

•	the individual performance of each Executive Officer, including the achievement of identified goals by the executive or his or her functional group;

•	other relevant factors, such as the overall labor market for qualified executives in the manufacturing and distribution industries and the overall economic conditions both in the manufacturing industry and the country as a whole; and

•	historical cash and equity compensation levels.
Review of Each Component of Executive Compensation
The Compensation Committee has reviewed the aggregate amounts and cumulative mix of all of the components of the compensation of the Company’s Executive Officers, including salary, bonus, equity compensation, accumulated realized and unrealized stock option gains, medical and other insurance benefits, the value to the executive and the cost to the Company of personal benefits, including perquisites, if any, and the projected payout obligations under potential severance and change of control scenarios.
Salaries
The Company’s policy is to pay a competitive salary. The Compensation Committee looks at comparable positions with similar companies in the same job markets and reviews surveys that are publicly available as well as surveys that have been commissioned by the Compensation Committee. This information and surveys are used to set the base salary at the midpoint of the appropriate range for such positions, with additional consideration given to experience, performance and knowledge. Merit increases are considered annually.
Short-Term Incentives — Cash Bonuses
The Company has a cash bonus program which is based on performance objectives. The purpose is to award excellent performance with excellent compensation. Objectives for each Executive Officer are determined with regard to the Company’s business plan for a particular year, and how each Executive Officer can contribute specifically to the Company’s objectives. Objectives are specifically set annually for each Executive Officer defining measurable accomplishments to be achieved in the year. Each objective is weighted and the overall bonus is calculated as a percentage of salary. As the objectives for each Executive Officer may vary, the bonus for each Executive Officer may also vary.
Long-Term Incentives
The Company’s current 2003 Omnibus Incentive Plan is intended to reward the Executive Officers for improving shareholder value in the long term. The specific grants of awards to the Executive Officers are intended to be motivating and rewarding in the long term as shareholder value increases. These awards, which may include stock options and stock grants, are typically subject to vesting.
Chief Executive Officer Cash Compensation and Corporate Performance
The Compensation Committee evaluates the performance of the chief executive officer each year. This review covers the objectives set for the year and may consider other significant factors concerning the performance of the Company not specifically set out in the objectives. Based on this review the Committee assesses and sets the chief executive officer’s compensation.
For the fiscal year ending 2006, the Company’s chief executive officer, Gordon L. Ellis, received a base salary of (U.S.) $89,784 through Gordann, based on his written contract with the Company. Because only one half of Mr. G. Ellis’ time is spent working for the Company, his salary has been set at 65% of the average of the two highest paid senior Executive Officers of the Company or Absorption. Mr. G. Ellis’ incentive bonus was determined based on the objectives achieved by the Company during fiscal year 2006. The largest single element of the cash bonus was determined by a quantitative formula dependant upon increases in net revenue and increases in earnings before taxes, depreciation/amortization and stock-based compensation. The remainder was determined based upon achievement of specific objectives designed to increase strategic value generation by the Company. Based on these factors, the Compensation Committee determined that the cash incentive bonus for Mr. G. Ellis for fiscal year 2006 should be set at (U.S.) $4,310.

Executive Officer Cash Compensation and Corporate Performance
As Douglas E. Ellis is the brother of Gordon L. Ellis, the Company’s chief executive officer and chairman of the Board, the Compensation Committee oversees, reviews and sets Douglas E. Ellis’ compensation and performance to ensure that there is no bias. He received a salary from Absorption of (U.S.) $145,000 for fiscal year 2006 and has a short-term management services contract with the Company which terminated on May 1, 2005 and whereby he received (U.S.) $7,500 for fiscal year 2006. He also received a cash payment in lieu of the benefits the other Absorption employees received, as he lives in Canada and the benefits do not apply to him. The Compensation Committee reviewed Mr. D. Ellis’ yearly objectives and awarded him a cash bonus of (U.S.) $11,238 for the fiscal year ended January 31, 2006.
Shawn M. Dooley received a salary from Absorption of (U.S.) $140,000 for fiscal year 2006. The chief executive officer recommended his cash bonus, which was then approved by the Compensation Committee at the sum of (U.S.) $2,000 for the fiscal year ended January 31, 2006.
David H. Thompson has received a salary from Absorption of (U.S.) $140,000 for fiscal year 2006. The chief executive officer recommended his cash bonus, which was then approved by the Compensation Committee at the sum of (U.S.) $3,500 for the fiscal year ended January 31, 2006.
For each of the Executive Officers, the majority of the cash bonus was determined by the same quantitative formula that was used with the chief executive officer. The remainder of the cash bonus for each executive was based upon achievement of specific short-term objectives in his area of responsibility and included production and safety objectives for Mr. D. Ellis, new product sales for Mr. Dooley and new reporting infrastructure capabilities for Mr. Thompson.
Long-Term Incentive Payments to the Executive Officers
The Compensation Committee recommended to the Board and the Board approved the granting of 100,000 stock options in aggregate to the four Executive Officers described above on April 27, 2005, with each Executive Officer receiving an option to purchase 25,000 shares. These options vest over a five-year term starting March 30, 2006. No options vest during the first year. During the second, third and fourth year the percentage of shares vesting on March 30th of each year is determined by a formula that is based on (i) the Company’s return on invested capital during the fiscal year commencing on February 1, 2005 and (ii) a comparison of (x) the Company’s stock price performance during the fiscal year to (y) the performance of the S&P 600 Small Cap Index. Under the formula, the rate of vesting can range from (i) zero shares at the end of the first four years to (ii) 40% of the shares vesting at the end of the second and third years, with the remaining 20% of the shares vesting at the end of the fourth year. Any unvested shares vest at the end of the fifth year regardless of Company performance.
The Compensation Committee reviewed and recommended management’s recommendations for the employee and consultant option grants, and the Board granted 44,150 options in total to the non-executive employees and consultants of the Company and Absorption on August 2, 2005. These options vest over three years, as one third of each option vests each year from the date of grant, except those who have been with the Company or Absorption less than one year prior to the grant, in which case the options first vest one year after the date of engagement.
Deductibility Limit on Executive Compensation
Section 162(m) of the Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1 million paid to its chief executive officer or any of its four other most highly compensated executive officers, unless the plan and awards under which any portion of the compensation is paid meet specified requirements. Although the Company believes its incentive equity plans may comply with the provisions of Section 162(m), because the salaries paid to the Executive Officers are substantially less than the $1 million cap, the Company has not taken affirmative actions to ensure compliance with these provisions.

Summary
The Compensation Committee believes that the Company’s compensation policies have been successful in attracting and retaining qualified employees and in linking compensation directly to corporate performance relative to the Company’s goals and guiding principles. The Company’s compensation policies will continue to evolve over time as the Company strives to attain its near-term goals while maintaining its focus on building long-term shareholder value.
Respectfully submitted,
Daniel J. Whittle
Michael P. Bentley
Lionel G. Dodd
Compensation Committee Interlocks and Insider Participation
All members of the Compensation Committee during fiscal year 2006 were independent Directors, and none of them were employees or former employees of the Company. None of the Executive Officers of the Company has ever served on the compensation committee (or equivalent), or the board of directors, of another entity whose executive officer(s) have served on the Compensation Committee or Board of Directors of the Company.
Summary Compensation Table
The following table sets forth information concerning the total direct or indirect compensation (including compensation paid pursuant to management service agreements) paid during the last three fiscal years to the Company’s chief executive officer and its other Executive Officers whose annual compensation exceeded (U.S.) $100,000. Information is given for each of the last three fiscal years for each Executive Officer who served at any time during such year as an Executive Officer of the Company or its subsidiary.

U.S. Dollars		Annual Compensation				Long-Term
						Compensation
						Awards
					Other	Securities	All
Name and	Fiscal				Annual	Under	Other
Position	Year				Compen-	Options	Compensation
of Principal	Ending	Salary ($)		Bonus ($)	sation ($)	Granted (#)	($)

Gordon L. Ellis	2006	Nil		20,712	89,784(1)	25,000(3)	Nil
Chairman, President and	2005	Nil		20,562	83,148(1)	25,000(4)	Nil
Chief Executive Officer	2004	Nil		16,575	84,500(1)	25,000(5)	Nil

Douglas E. Ellis	2006	145,000		26,243	7,500(2)	25,000(3)	Nil
Chief Operating Officer and	2005	134,550	(2)	26,135	30,000(2)	25,000(4)	Nil
President of Absorption	2004	130,000	(2)	23,520	22,500(2)	25,000(5)	Nil

Shawn M. Dooley	2006	140,000		26,883	Nil	25,000(3)	Nil
Vice President-Sales &	2005	124,200		26,662	Nil	25,000(4)	Nil
Marketing of Absorption	2004	120,000		22,816	Nil	25,000(5)	Nil

David H. Thompson	2006	140,000		22,656	Nil	25,000(3)	Nil
Chief Financial Officer,	2005	124,200		22,437	Nil	25,000(4)	Nil
Secretary	2004	120,000		16,996	Nil	25,000(5)	Nil

(1)	See “Consulting/Employment Agreements” below for a description of the fees paid to Gordann.

(2)	See “Consulting/Employment Agreements” below for a description of the employment agreement with Mr. D. Ellis and the consulting agreement paid to Current Systems, a proprietorship owned by D. Ellis.

(3)	Represents options to purchase Common Shares granted on April 27, 2005, which options have an exercise price of (U.S.) $4.60 per share and vest over a five-year period, starting March 30, 2006, of which none are currently vested.

(4)	Represents options to purchase Common Shares granted on April 7, 2004, which options have an exercise price of (U.S.) $4.70 per share and vest over a five-year period, starting March 30, 2005, of which none are currently vested.

(5)	Represents options to purchase Common Shares granted on February 26, 2003, which options have an exercise price of (U.S.) $2.10 per share and are fully vested.

Option Grants in Fiscal Year 2006
The following table sets forth information regarding all grants of options to the individuals named in the Summary Compensation Table in fiscal year 2006, and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Company’s Common Shares at fiscal year ended January 31, 2006. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the SEC and are not necessarily indicative of future stock price performance or the Company’s projections thereof. Over a three-year option term, the corresponding increase in the Company’s market capitalization over the same period (measured from the end of the last fiscal year) would be (a) (U.S.) $2,939,118 with an assumed 5% annual rate of stock appreciation and (b) (U.S.) $6,171,914 with an assumed 10% annual rate of stock appreciation. In fiscal year 2006, the Company granted options to acquire up to an aggregate of 184,500 Common Shares to employees, consultants and Directors, all under the Company’s 2003 Omnibus Incentive Plan and all at exercise prices equal to the fair market value of the Common Shares on the day prior to the date of grant.

U.S. Dollars
						Potential	Potential
		Number of				realizable	realizable
		Common	% of Total			value	value
		Shares	Options	Exercise		assuming 5%	assuming
		Under-lying	Granted to	or Base		rate of	10% rate of
		Options	Employees	Price		appreciation	appreciation
		Granted	in Fiscal	($/	Expiration	for option	for option
Name	Date of Grant	(#)	Year	Share)	Date	term	term

Gordon L. Ellis	Apr. 28, 2005	25,000 (1)	14%	$4.60	Mar 30, 2012	$18,127	$38,065
Douglas E. Ellis	Apr. 28, 2005	25,000 (1)	14%	$4.60	Mar 30, 2012	$18,127	$38,065
Shawn M. Dooley	Apr. 28, 2005	25,000 (1)	14%	$4.60	Mar 30, 2012	$18,127	$38,065
David H. Thompson	Apr. 28, 2005	25,000 (1)	14%	$4.60	Mar 30, 2012	$18,127	$38,065

(1)	See “Long-Term Incentive Payments to the Executive Officers” above for a description of the vesting of these stock options.
Aggregated Option Exercises in Fiscal Year 2006 and Fiscal Year-End Option Value
With respect to the Company’s Executive Officers named in the Summary Compensation Table, the following table sets forth information concerning the number of options exercised during fiscal year 2006 and the exercisable and unexercisable options held as of January 31, 2006. The “Value of Unexercised In-the-Money Options at January 31, 2006” is based on (i) a price of (U.S.) $2.95 per share, which was the closing market price of the Common Shares on that day, (ii) less the per share exercise price, (iii) multiplied by the number of Common Shares underlying the “in-the-money” option.

U.S. Dollars
	Common Shares Acquired on Exercise		Number of Common Shares		Value of Unexercised In-the-
	during the Fiscal Year Ended		Underlying Unexercised Options		Money Options at
	January 31, 2006		at January 31, 2006		January 31, 2006 (2)
		Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Name	Number	($)(1)	(#)	(#)	($)	($)

Gordon L. Ellis	25,000	$25,750	Nil	50,000	Nil	Nil
Douglas E. Ellis	Nil	Nil	25,000	50,000	$21,250	Nil
Shawn M. Dooley	Nil	Nil	25,000	50,000	$21,250	Nil
David H. Thompson	9,000	$8,931	16,000	50,000	$13,600	Nil

(1)	Based on the difference between the option exercise price and the closing market price of the Common Shares on the date of exercise.

(2)	In-the-money options are those as to which the market value of the underlying securities as at the most recent fiscal year end exceeds the option exercise price. The closing market price of the Common Shares as at January 31, 2006 (fiscal year end) was (U.S.) $2.95.

Indebtedness of Directors and Executive Officers
No Director or Executive Officer of the Company, no proposed nominee for election as a director of the Company and no associate or affiliate of such persons, are or have been indebted to the Company at any time since the beginning of the Company’s last completed fiscal year.
Compensation of Directors in Last Fiscal Year
The Company pays its Directors who are not employees a retainer of (U.S.) $2,500 per quarter, and fees of (U.S.) $750 per meeting for serving on the Board of Directors, (U.S.) $750 per meeting for serving as chair of a committee meeting, and (U.S.) $500 per meeting for serving on a committee. During fiscal year 2006, all independent Directors were granted stock options to purchase 10,000 Common Shares. The following table sets forth information regarding certain types of compensation paid or provided during the fiscal year ended January 31, 2006 to each Director of the Company who is not an Executive Officer.

U.S. Dollars
	Cash Compensation			Security Grants
					Number of
	Annual		Consulting		Securities
	Retainer	Meeting	Fees/Other	Number of	Underlying
Name	Fees ($)	Fees ($)	Fees ($)	Shares (#)	Options (#)

Michael P. Bentley	$10,000	$12,250	Nil	Nil	10,000
Lionel G. Dodd	$10,000	$10,250	Nil	Nil	10,000
John J. Sutherland	$10,000	$10,500	Nil	Nil	10,000
Daniel J. Whittle	$10,000	$11,000	Nil	Nil	10,000
Please see “Consulting/Employment Agreements” for a discussion of the fees paid to Gordann.
Stock Option Plans and Outstanding Options
The Company’s 1993 Stock Option Plan for U.S. Participants (the “1993 U.S. Plan”) and the 1993 Equity Incentive Stock Option Plan (the “1993 Equity Plan” and, collectively with the 1993 U.S. Plan, the “1993 Stock Plans”) expired on May 19, 2003. On May 20, 2003, the 2003 Stock Option Plan for U.S. Participants and the 2003 Equity Incentive Stock Option Plan (“collectively called the “2003 U.S. Plans”) took effect. On June 8, 2004, as recommended by the Board of Directors, the shareholders approved an amendment and restatement of the 2003 U.S. Plans into one plan named the “2003 Omnibus Incentive Plan”.
The 2003 Omnibus Incentive Plan is administered by the Compensation Committee of the Board. The Compensation Committee has the authority to determine eligible persons, the time and type of grant and the number of shares to be used for each award, impose such terms, limitations, restrictions and conditions upon each award and in addition modify, extend or renew an outstanding award. The maximum awards available for grant under the 2003 Omnibus Incentive Plan shall not exceed an aggregate of 1,100,000 Shares. Participation in the 2003 Omnibus Plan is open to all employees, Officers, Directors and consultants of the Company or of any parent or subsidiary of the Company, as well as employees of certain persons that provide management services and independent consultants and advisers to the Company. Types of awards include the granting of stock options, stock appreciation rights, restricted or unrestricted share awards, phantom stock, performance awards, or any combination of the foregoing. In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Shares adjustments or other substitutions will be made to the awards granted under the 2003 Omnibus Incentive Plan.
Under the 2003 Omnibus Incentive Plan, stock options to purchase a total of 453,500 Common Shares at exercise prices ranging from (U.S.) $3.59 to (U.S.) $4.70, with expiry dates beginning June 26, 2006, were outstanding as of January 31, 2006. Pursuant to the vesting terms of the stock option agreements, stock options to purchase 167,600 Common Shares were eligible for exercise at January 31, 2006.
Under the 1993 Stock Option Plans, stock options to purchase a total of 92,860 Common Shares at an exercise price of (U.S.) $2.10, with an expiry date of February 26, 2006, were outstanding and eligible for exercise as of January 31, 2006.

Equity Compensation Plan Information
The following table gives information about equity awards under all equity compensation plans of the Company in effect as of January 31, 2006, including the 1993 Stock Option Plans and the 2003 Omnibus Incentive Plan:

U.S. Dollars
	(a)	(b)	(c)
	Number of securities to be	Weighted-average	Number of securities remaining
	issued upon exercise	exercise price of	available for future issuance under
	of outstanding options,	outstanding options,	equity compensation plans (excluding
Plan category	warrants and rights	warrants and rights	securities reflected in column (a))

Equity compensation plans approved by security holders	546,360	$4.02	636,500

Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	546,360	$4.02	636,500

Consulting/Employment Agreements.
On October 1, 1998, the Company entered into an employment agreement with Gordon L. Ellis. Effective June 1, 2000, the Company pays 65% of the average base salary of the two highest paid Executive Officers of the Company per month to Gordann, a company controlled by Mr. G. Ellis. Mr. G. Ellis is permitted to participate in the Company’s benefit plan and 2003 Omnibus Incentive Plan. If Mr. G. Ellis’s employment is terminated without cause (as defined in the employment agreement), Mr. G. Ellis is entitled to receive his monthly base salary for the remainder of his employment agreement, which renews automatically for additional two-year terms, with the current term expiring September 30, 2007, unless either party gives notice of termination prior to the expiration of the then-current term.. In the event of a change in control, Mr. G. Ellis is entitled to receive all options, whether vested or unvested. On a change in control Mr. G. Ellis is also entitled to receive any other incentive packages previously granted to him that have not vested, and such incentive packages shall be treated in the same manner for all executive officers of the Company, unless a particular executive officer’s employment agreement specifies different treatment.
On August 26, 2004 the Company entered into an employment agreement with Douglas E. Ellis. Mr. D. Ellis receives an annual salary of (U.S.) $145,000 effective February 1, 2005, plus participation in the Absorption’s benefit plan (on a cash basis) and a bonus based on performance as determined by the Compensation Committee each year. Mr. D. Ellis is a Canadian resident and therefore renewal of his employment agreement depends upon the renewal of his work visa, which expires on October 20, 2008. If Mr. D. Ellis’s employment is terminated without cause (as defined in the employment agreement), he is entitled to twenty-four months of severance wages and benefits, plus twenty-four months’ bonus calculated on the average of the prior two years. In the event of a change in control, Mr. D. Ellis is entitled to receive all options and stock grants previously made to him, and their treatment is governed by the applicable option plan. On a change in control Mr. D. Ellis is also entitled to receive any other incentive packages previously granted to him that have not vested, and such incentive packages shall be treated in the same manner for all executive officers of the Company, unless a particular executive officer’s employment agreement specifies different treatment.
Commencing May 1, 2003, the Company entered into a consulting agreement with Current Systems, a proprietorship owned by Douglas E. Ellis. Pursuant to this agreement, Current Systems received (U.S.) $2,500 per month for a term of 24 months in exchange for management services. This agreement terminated on April 30, 2005.
On December 18, 2003, Absorption entered into an employment agreement with Shawn M. Dooley. Mr. Dooley receives an annual salary of (U.S.) $140,000 effective February 1, 2005, plus participation in Absorption’s benefit plan and a bonus based on performance as determined by the Compensation Committee each year. If Mr. Dooley’s employment is terminated without cause (as defined in the employment agreement), a maximum of up to twenty-four months of severance wages and benefits, plus up to twenty-four months’ bonus calculated on the average of the prior two years, will be paid. In the event of a change in control, Mr. Dooley is entitled to receive all options and stock grants previously made to him, and their treatment is governed by the applicable option plan. On a change in control Mr. Dooley is also entitled to receive any other incentive packages previously granted to him that have not vested, and such incentive packages shall be treated in the same manner for all executive officers of the Company, unless a particular executive officer’s employment agreement specifies different treatment.
Pursuant to an employment agreement entered into February 1, 2002, between David H. Thompson and Absorption, Mr. Thompson receives a salary of (U.S.) $140,000 annually effective February 1, 2005, for a term of three years, which term is automatically extended each year unless either party receives notice of termination within 90 days before the end of the then-current term. Under this agreement Mr. Thompson is permitted to participate in the Company’s benefit plan and 2003 Omnibus Incentive Plan. If Mr. Thompson’s employment is terminated, a maximum of up to twenty-four months of severance wages, bonus and benefits will be paid, determined upon the cause of termination. In the event of a change in control, Mr. Thompson shall have the option to terminate the contract within 180 days and will receive his full severance.
PERFORMANCE GRAPH
The following graph compares the total returns (assuming reinvestment of dividends) on $100 invested on January 31, 2001 in the Common Shares of the Company, in those companies comprising the Hemscott Group Index (which is comprised of companies in the Paper and Paper Products Sector), and in the group of companies comprising the AMEX Market Index. The stock price performance shown on the graph below reflects historical data provided by Hemscott, Inc. of Richmond, VA and should not be considered indicative of future price performance.
COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
AMONG INTERNATIONAL ABSORBENTS,
AMEX MARKET INDEX AND HEMSCOTT GROUP INDEX

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
With regard to any matter involving an actual or potential conflict of interest with any member of the Company’s Board of Directors, it is a requirement of applicable corporate law that the interested Director disclose his interest and, in most circumstances, excuse himself from voting thereon. The Board has also adopted a policy to exclude the interested Director from voting on such a matter.
Since February 1, 1995, the Company has leased its executive office space and office equipment in Vancouver, British Columbia from ABE Industries (1980) Inc. (“ABE”), a company controlled by Gordon L. Ellis, for a total monthly fee of (U.S.) $500 per month. Management believes this rental fee is less than rent charged by third parties for similar accommodations.
During the year ended January 31, 2006, ABE was paid (U.S.) $64,160 for reimbursement of accounting, investor relations, secretarial and related services, including office rent. As of January 31, 2006, (U.S.) $6,000 was due to ABE for office services.
The Company has entered into management services agreements with Gordann and Current Systems, in which Mr. G. Ellis and Mr. D. Ellis, respectively, have ownership interests. Please see “Compensation of Directors and Executive Officers” for description of the remuneration paid or payable under these agreements.
THE AUDIT COMMITTEE REPORT
The Audit Committee has reviewed and discussed the audited financial statements and footnotes for the Company’s fiscal year ended January 31, 2006 with management and discussed those matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committee) with the Company’s independent auditors, Moss Adams LLP. The Audit Committee has also reviewed financial matters with Moss Adams. The Audit Committee understands and agrees with all determinations of the independent auditors. The Audit Committee also has received written disclosures and a letter from Moss Adams required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), discussed the independence of Moss Adams with members of Moss Adams and considered the compatibility of non-audit services with the independent auditors’ independence. Based on these reviews and its discussions with management and the independent auditors, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2006. The Audit Committee also recommended to the Board of Directors the selection of Moss Adams, Certified Public Accountants, to serve as the Company’s independent auditors for the year ending January 31, 2007. In addition, the Audit Committee reviewed and reassessed the effectiveness of its charter and has determined it to be adequate.
Submitted by the Audit Committee
     John J. Sutherland
     Michael P. Bentley
     Daniel J. Whittle
PROPOSAL TWO — RATIFICATION OF INDEPENDENT AUDITORS
Ratification of Independent Auditors for Fiscal Year 2007
The Audit Committee has nominated Moss Adams, Certified Public Accountants, to serve as the Company’s independent auditors for the fiscal year ending January 31, 2007, at a remuneration to be fixed by the Audit Committee.
Moss Adams has served as the Company’s auditors since July 3, 2001 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to appropriate questions from the shareholders.
Independent Auditor Fees and Services
Audit Fees
The aggregate fees billed by Moss Adams for professional services rendered for the audit of the Company’s annual financial statements for fiscal years 2006 and 2005 and quarterly reviews of the financial statements included in the Company’s Forms 10-Q for fiscal years 2006 and 2005 were approximately (U.S.) $103,900 and (U.S.) $103,256, respectively.

Audit-Related Fees
The aggregate fees billed for fiscal years 2006 and 2005 for Sarbanes-Oxley Act compliance and related services by Moss Adams that were reasonably related to the performance of its audit of the Company’s financial statements and not reported under the caption “Audit Fees” were approximately (U.S.) $3,849 and (U.S.) $4,550, respectively.
Tax Fees
The aggregate fees billed for fiscal years 2006 and 2005 for tax compliance, tax advice or rax planning services rendered to the Company were approximately (U.S.) $43,500 and (U.S.) $9,500, respectively, and, in 2006, were related to a tax study and capital equipment sales tax recovery.
All Other Fees
Fees billed for services rendered to the Company by Moss Adams, other than fees for audit and audit-related services, for fiscal year 2006 were Nil and (U.S.) $2,250 for 2005 related to consultation of tax matters relating to an Executive’s compensation.
The Audit Committee pre-approves all audit and non-audit services performed by the Company’s independent auditors and the fees to be paid in connection with such services in order to ensure that the provision of such services does not impair the auditors’ independence. Unless the Audit Committee provides general pre-approval of a service to be provided by the independent auditors and the related fees, the service and fees must receive specific pre-approval from the Audit Committee. All general pre-approvals of services and fees are pursuant to the terms of a written Audit Committee pre-approval policy, which describes the services subject to general pre-approval and the maximum fees that the Company shall pay the independent auditors for such services. The term of any general pre-approval is twelve (12) months unless otherwise specified by the Audit Committee. The Audit Committee annually reviews and generally pre-approves the services that may be provided by, and the fees that may be paid to, the independent auditors without obtaining specific pre-approval. The Audit Committee most recently made such review and general pre-approvals of the auditors’ engagement letter in December 2005. The Audit Committee will review and revise the list of general pre-approved services from time to time as necessary.
Vote Required for Ratification of Independent Auditors
If a quorum is present and voting, the vote of a majority of the Common Shares represented in person or by proxy at the Meeting is required to ratify the appointment of Moss Adams as the Company’s independent auditors, at a remuneration to be fixed by the Audit Committee.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF MOSS ADAMS AS THE COMPANY’S INDEPENDENT AUDITORS, AT A REMUNERATION TO BE FIXED BY THE AUDIT COMMITTEE.
PROPOSAL THREE — ALTERATION OF AUTHORIZED SHARE CAPITAL OF THE COMPANY
Increase in Authorized Common Share Capital
The Business Corporations Act (British Columbia) no longer requires the Company to have a fixed maximum authorized Common Share capital, as was required under the old Company Act (British Columbia). Accordingly, in order to provide more flexibility to the Company for future financings and other transactions and to bring the authorized capital in line with that of corporations incorporated under other corporate legislation, such as the Canada Business Corporations Act, the directors of the Company are proposing to increase the authorized Common Share capital to an unlimited number of Common Shares. Other than such Common Shares as may be issued upon exercise of rights issued under the Company’s shareholder rights plan (the “Rights Plan”), as described below under “Proposal Five – Adoption of Shareholder Rights Plan,” the Company has no current plans, proposals or arrangements to issue any portion of the additional Common Shares to be authorized under this proposal.

The principal purposes of the proposal to increase the authorized Common Share capital to an unlimited number of Common Shares, among others, are to authorize additional Common Shares that will be available in the event that the Board of Directors determines to authorize stock dividends or future stock splits, to raise additional capital through the sale of securities, to acquire another company or its business or assets, to establish a strategic relationship with a corporate partner or to issue shares in the event that the rights issued under the Rights Plan become exercisable. If the proposal is adopted, an unlimited number of additional Common Shares will be available for issuance by the Board of Directors without any further shareholder approval, although certain large issuances of shares may require shareholder approval in accordance with the requirements of AMEX. The Board of Directors believes that it is desirable that the Company have the flexibility to issue the additional Common Shares without further shareholder approval. The holders of Common Shares have no preemptive rights to purchase any stock of the Company. The additional Common Shares could be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present holders of Common Shares.
The flexibility of the Board of Directors to issue additional Common Shares could enhance the Board’s ability to negotiate on behalf of the shareholders in a take-over situation. Although it is not the purpose of the proposal, the authorized but unissued Common Shares also could be used by the Board of Directors to discourage, delay or make more difficult certain types of take-over bids that might be made for the Company and may render more difficult a merger, tender offer or the removal of incumbent management, even though certain of such transactions or effects might be beneficial in the judgement of certain shareholders or shareholders generally. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. The increase in the number of authorized Common Shares could have the effect of preventing a particular take-over bid from being made or being successful, even though a majority of the Company’s shareholders might wish to participate in that take-over bid. In addition, the issuance of additional Common Shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. The ability of the Board of Directors to issue additional shares is, however, subject to the fiduciary duties of the directors under applicable corporate law to act in the best interests of the Company as a whole.
The proposal to increase the number of authorized Common Shares is not being proposed by the Board of Directors or management as a part of any current plan to adopt a series of anti-take-over measures, nor is it being proposed in response to or in anticipation of any specific take-over bid or proposed bid or other transaction. However, the Company has previously adopted certain measures that may have the effect of delaying or preventing an unsolicited takeover attempt, including a classified Board of Directors in which the Board is divided into two classes. In addition, as described below under “Proposal Five – Adoption of Shareholder Rights Plan,” the Board of Directors has approved the Rights Plan, which may have anti-take-over effects by discouraging certain types of take-over bids and rendering more difficult certain transactions. See below for a more detailed description of these effects. An increase in the number of authorized Common Shares is necessary to facilitate the operation of the Rights Plan. The Board of Directors is not aware of any pending or proposed effort to acquire control of the Company.
The following is the text of the special resolutions which will be put forward at the Meeting.
     “RESOLVED, as a special resolution, that:
1.	The Company’s authorized share structure and its Notice of Articles be altered by increasing the 100,000,000 Common Shares without par value to an unlimited number of Common Shares without par value.

2.	Subject to the deposit at the Company’s records office of this resolution, the solicitors for the Company are authorized and directed to file a Notice of Alteration with the Registrar of Companies to effect the foregoing change.

3.	The directors of the Company will have the sole and complete discretion not to proceed with the foregoing alterations and, notwithstanding shareholder approval, there will be no obligation to proceed with the alteration; provided, however, that if the directors do not proceed with such alterations within 90 days of the date of this resolution, this resolution will be deemed to have been revoked.”

Vote Required to Approve Alteration of the Authorized Share Capital of the Company
In accordance with the Business Corporations Act (British Columbia), the increase in authorized Common Share capital of the Company must be approved by a majority of not less than 75% of the votes cast at the Meeting on the resolution.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ALTER THE AUTHORIZED SHARE CAPITAL OF THE COMPANY.
PROPOSAL FOUR — ALTERATION TO THE COMPANY’S NOTICE OF ARTICLES TO DELETE THE APPLICATION OF THE PRE-EXISTING COMPANY PROVISIONS AND ADOPT A NEW FORM OF ARTICLES
Changes to the Company’s Articles
On March 29, 2004, the Company Act (British Columbia) (the “Former Act”) was replaced by the Business Corporations Act (British Columbia) (the “New Act”), a more modern corporations statute. Each British Columbia company is required to file a transition application containing a Notice of Articles with the Registrar of Companies for British Columbia in order to change its constitutional documents into the forms required by the New Act. Once the transition application has been filed, the Company may adopt a new form of Articles in order to reflect and take advantage of various provisions of the New Act.
The Company has filed its transition application. At the Meeting, shareholders will be requested to pass special resolutions:
(1)	to alter the Notice of Articles to remove the application of certain provisions described in the New Act as “Pre-existing Company Provisions”; and

(2)	thereafter, to adopt a new form of Articles in the form attached hereto as Schedule A (the “New Articles”).
Set out below is a discussion of the changes proposed under the New Articles. These proposed changes to the Existing Articles include a discussion of substantive changes included in the New Articles and changes included that are a result of changes under the New Act. The New Articles incorporate a number of non-substantive changes, including the use of the new terminology adopted under the New Act. For example, “members” are now “shareholders” and “register of members” is now “central securities register” under the New Act. Many of these terminology and wording changes are not discussed in detail here, as they reflect statutory requirements that the Company cannot alter or amend.
The following is a discussion of the substantive changes proposed in the New Articles, which is qualified in its entirety by reference to the text of the New Articles attached to this Proxy Statement as Schedule A.
Directors’ Authority to Set Auditor’s Remuneration
Under the New Act, the Company is, subject to shareholder approval, permitted to include in the New Articles authorization for the directors to set the remuneration paid to the auditors of the Company. The New Articles include such authorization. The Former Act required the shareholders to set the remuneration or the shareholders to authorize, on an annual basis, the directors to set the remuneration. Historically, shareholders of the Company have authorized the directors to appoint the auditors and to set the auditor’s remuneration. More importantly, however, this change also codifies new corporate governance rules and regulations relating to audit committees and the appointment and remuneration of auditors.
Special Majority for Resolutions
Under the Former Act, the majority of votes required to pass a special resolution at a general meeting was three-quarters of the votes cast on a resolution. Under the New Act, the Company is authorized to determine whether a special resolution requires two-thirds or three-quarters of the votes cast on a resolution. The New Articles provide that a special resolution requires a majority of two-thirds of the votes cast on a resolution. Management of the Company believes that reducing the approval requirements for a special resolution will increase flexibility for the Company to complete certain kinds of corporate transactions and is more in keeping with general corporate practice in other jurisdictions.
Share Issuances
Under the Former Act, the maximum discount or commission payable on the issuance of a share of the Company was 25%. Under the New Act the Company is, subject to shareholder approval, now permitted to avoid setting a numerical maximum for a discount or commission payable on the issuance of a share but rather limit any discount or commission by a test of reasonableness. The New Articles provide that the Company be permitted to pay or offer the commission or discount as permitted in the New Act. Management of the Company believes that the 25% maximum limit should not be set out in the New Articles as such a limit does not consider factual circumstances nor apply a test of reasonableness. By limiting the discount or commission amounts payable by the test of reasonableness exercised by directors with a duty to act in the best interest of the Company, the Company is provided greater flexibility in possible future transactions.
Directors to Authorize Changes in Authorized Share Structure
The New Act gives the Company the flexibility to allow certain changes in its authorized share structure by way of resolution of the directors, rather than by special resolution of the shareholders, as is the case under the Former Act. The New Articles incorporate this flexibility by providing that the Company may, among other things, if authorized by resolution of the Directors or by special resolution of the shareholders (a) create or (so long as there are no shares of such class or series outstanding) eliminate one or more class or series of shares, (b) amend the maximum number of shares that may be issued of a class or series, (c) subdivide or consolidate all or any of its shares, (d) decrease or (so long as there are no shares of such class outstanding) increase the par value attached to shares of a class or (e) otherwise alter its shares or authorized share structure when required or permitted to do so under the New Act. Neither the New Act nor the New Articles allow the Company to make changes to the rights and restrictions attached to such class or series of shares or to add special rights to such class or series of shares without shareholder approval.
The following are changes to the provisions contained in the New Act which have an effect on provisions contained in the Existing Articles:
Officers
Under the Existing Articles, the Company was required to have a president and secretary as officers. In addition, the president was required to be a director of the Company. These were requirements under the Former Act. However, under the New Act, those requirements no longer exist, and the New Articles remove these requirements. Management and the Board of Directors believe that by removing these restrictions the Company is better able to meet its corporate governance obligations.
Share Certificates
Under the Existing Articles, a shareholder is entitled to a share certificate representing the number of shares of the Company he or she holds. Under the New Act, a shareholder is now entitled to a share certificate representing the number of shares of the Company he or she holds or written acknowledgement of the shareholder’s right to obtain such a share certificate. The New Articles provide for this additional right. The addition of the ability to issue a written acknowledgement is very useful for public companies, since it permits flexibility in corporate and securities transactions.
Disclosure of Interest of Directors
Under the New Act, the provisions relating to the disclosure of interests by directors have been revised and updated. As directors of the Company are bound by these provisions, the New Articles have deleted reference to the old disclosure of interest provisions and refer to the provisions contained in the New Act.
Indemnity Provision
Under the Former Act, the Company could only indemnify directors where it obtained prior court approval, except in certain limited circumstances. Under the New Act, the Company is now permitted to indemnify a past or present director or officer of the Company without obtaining prior court approval in respect of an “eligible proceeding”. An “eligible proceeding” includes any legal proceeding relating to the activities of the individual as a director or officer of the Company. However, under the New Act, the Company will be prohibited from paying an indemnity if:

(i)	the party did not act honestly and in good faith with a view to the best interests of the Company;

(ii)	the proceeding was not a civil proceeding and the party did not have reasonable grounds for believing that his or her conduct was lawful; and

(iii)	the proceeding is brought against the party by the Company or an associated corporation.
The New Articles allow the Company to indemnify directors, officers, employees and agents to the fullest extent permitted by law, subject only to the limits imposed by the New Act. Management believes that it is in the best interests of the Company to allow the indemnification of directors, officers, employees and agents, subject to the limits and conditions of the New Act, as it will, among other things, assist us in hiring and retaining qualified individuals.
Holding of Annual General Meetings
Under the Former Act, annual general meetings were required to be held within 13 months of the last annual general meeting. The New Act allows for annual general meetings to be held once in each calendar year and not more than 15 months after the last annual general meeting. The New Articles incorporate this change.
Location of Annual General Meetings
Under the Former Act, annual general meetings were required to be held in British Columbia, unless the Registrar of Companies (the “Registrar”) approved a location outside of British Columbia. The New Act allows for annual general meetings to be held outside of British Columbia without the need to obtain the Registrar’s approval, if the articles of a company so provide. The New Articles incorporate this change.
Shareholders of the Company will be asked at the Meeting to pass the following special resolution:
     “RESOLVED, as a special resolution, that:
1.	The Notice of Articles of the Company be altered to remove the application of the Pre-existing Company Provisions;

2.	Subject to paragraph 3 below, the solicitors for the Company are authorized and directed to file a Notice of Alteration with the Registrar of Companies to effect that change;

3.	The Notice of Alteration shall not be filed with the Registrar of Companies unless and until this resolution has been deposited at the Company’s records office.

4.	The existing Articles of the Company be deleted in their entirety and that the form of New Articles attached hereto as Schedule A be adopted as the Articles of the Company;

5.	The alterations made to the Company’s Articles shall take effect upon filing the Notice of Alteration to alter its Notice of Articles to remove the application of the Pre-existing Company Provisions and deposit of this resolution at the Company’s records office; and

6.	The Directors of the Company will have the sole and complete discretion not to proceed with the foregoing alterations and, notwithstanding shareholder approval, there will be no obligation to proceed with the alteration; provided, however, that if the directors do not proceed with such alterations within 90 days of the date of this resolution, this resolution will be deemed to have been revoked.”

Vote Required to Approve Alteration to the Company’s Notice of Articles and Adoption of New Articles
A special resolution is a resolution passed by a majority of not less than 75% of the votes cast by those shareholders of the Company, who being entitled to do so, vote in person or by proxy at the Meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ALTER THE COMPANY’S NOTICE OF ARTICLES AND ADOPT NEW ARTICLES.

PROPOSAL FIVE — ADOPTION OF SHAREHOLDER RIGHTS PLAN
General
The shareholders of the Company will be asked to vote at the Meeting to approve a resolution ratifying the adoption by the Company of the Rights Plan. The Rights Plan is contained in an agreement (the “Rights Plan Agreement”) between the Company and Pacific Corporate Trust Company (the “Rights Agent”) dated May 1, 2006. The Rights Plan has been executed by the Company and approved by the Board of Directors. Under the Rights Plan, share purchase rights (each, a “Right”) were issued as of the close of business in May 1, 2006 (the “Effective Date”) to holders of Common Shares of the Company (each, a “Share”) at the rate of one Right for each Share outstanding. Until the Separation Time (as defined below), the Rights are attached to and are transferred only with the associated Shares. As such no certificates representing Rights have been issued. The Rights Plan will expire and all Rights will be terminated immediately after the Meeting if the Rights Plan is not ratified by the shareholders.
The full text of the Rights Plan Agreement, in its current form, is attached to this Proxy Statement as Schedule B.
Purpose of the Rights Plan
The Rights Plan has been designed to protect shareholders of the Company from unfair, abusive or coercive take-over strategies, including the acquisition of control of the Company by a bidder in a transaction or series of transactions that does not treat all shareholders equally or fairly or provide all shareholders an equal opportunity to share in the premium paid on an acquisition of control. The Rights Plan provides management and the Board of Directors with more than the 35 day statutory minimum period under Canadian securities laws to review the terms of a take-over bid and solicit alternative offers. The Rights Plan is not intended to prevent a take-over or deter fair offers for securities of the Company. Rather, it is designed to encourage anyone seeking to acquire control of the Company to make an offer that represents fair value to all holders of Common Shares.
The Rights Plan will cause substantial dilution to a person or group who attempts to acquire control of the Company other than through a Permitted Bid (as defined below) or on terms approved by the Board. The Rights Plan provides that take-over bids that meet pre-determined standards of fairness will be Permitted Bids and will proceed without triggering the dilutive effects of the Rights Plan. The Permitted Bid concept, which is found in most shareholder rights plans, ensures that senior management of the Company and the Board do not impair the rights of shareholders to obtain, review and accept or decline take-over bids. The Rights Plan is designed to afford the Board the opportunity to present to the shareholders of the Company a detailed analysis of a bid and additional time to consider alternatives to an unfair or inadequate proposal and, if it considers such action to be in the best interests of all shareholders, to commence an orderly auction of the shares or assets of the Company for the benefit of all shareholders.
If a bidder does not wish to make a Permitted Bid, the bidder can negotiate with and obtain prior approval of the Board of Directors to make an offer on terms that the Board considers fair to all shareholders. In such circumstances, the Board may redeem the Rights or waive the application of the Rights Plan, thereby allowing such offer to proceed without dilution to the bidder. The adoption of the Rights Plan does not relieve the Board of its fiduciary duties to act in the best interests of all shareholders and does not prevent a take-over bid or merger or other business combination that the Board, in the exercise of its fiduciary duties, determines to be in the best interests of the Company and its shareholders. Moreover, the Rights Plan does not inhibit the use of the proxy solicitation rules under applicable legislation to promote a change in the management or direction of the Company.
The Rights Plan is designed not to interfere with the day-to-day operations of the Company. Prior to being activated, the Rights Plan does not affect the Company’s balance sheet or income statement and its implementation should not result in a taxable event for the Company or its shareholders. The implementation of the Rights Plan does not increase the level of debt of the Company or involve a sale, exchange or purchase of significant assets or the loss of earning power of the Company. The issue of the Rights does not dilute the equity or voting interests of existing shareholders and should not interfere with equity or debt financing by the Company.
In considering whether to approve the adoption of the Rights Plan, the Board of Directors was made aware that the Rights Plan may discourage certain types of take-over bids that might be made for the Company and may render more difficult a merger, tender offer, assumption of control by the holders of a large block of the Company’s securities or the removal of incumbent management, even though certain of such transactions or effects might be beneficial in the judgement of certain shareholders or shareholders generally. For example, the Rights Plan could have the effect of preventing a particular take-over bid from being made or being successful, even though a majority of the Company’s shareholders might wish to participate in that take-over bid. The Rights Plan will cause substantial dilution to a person or group that attempts to acquire the Company other than through a Permitted Bid or on terms approved by the Board. If triggered, the Rights Plan will also likely cause substantial dilution to any shareholder who fails to or elects not to exercise its rights. The Board carefully considered these matters but concluded that they do not justify denying shareholders the protection that the Rights Plan affords. The Rights Plan is not intended to prevent all unsolicited take-over bids for the Company and will not do so. The Rights Plan is designed to encourage potential bidders to make Permitted Bids or negotiate take-over proposals with the Board that the Board of Directors considers are in the best interests of the Company and to protect the Company’s shareholders against being coerced into selling their Shares at less than fair value.
Background
The Rights Plan is not being proposed by the Board of Directors or management of the Company in response to or in anticipation of any specific take-over bid or proposed bid or other transaction. Rather, the Rights Plan is intended to address the Board’s concern that, in the current business and legal environment in which the Company operates, there is the potential for unfair treatment of shareholders that should be guarded against to the extent practicable. Further, the Rights Plan is not being proposed by the Board of Directors or management of the Company as a part of any current plan to adopt a series of anti-take-over measures. However, as described under “Proposal One — Election of Directors,” the Board of Directors is currently divided into two classes, whereby the term of office for each class alternately expires upon the second succeeding general meeting of shareholders. The division of the Board of Directors into classes may have an anti-take-over effect by making it more difficult for shareholders to replace the majority of the incumbent Directors.
The Board is concerned that under current law an acquiror could use coercive or other abusive take-over practices to obtain control of the Company without paying a fair price and without negotiating with the Board acting on behalf of all shareholders. For example, a bidder may acquire blocks of Shares in the market or in private agreements involving a small number of private investors and thereby gain effective control of the Company without paying an appropriate “control premium” to all shareholders of the Company. A bidder may also make a take-over bid to acquire effective or legal control of the Company that the Board, acting honestly and in good faith, may believe is wholly inadequate and unfair to shareholders of the Company and does not reflect the full or premium control value for all of the Shares. Without anything else, public shareholders would likely feel compelled to tender to such a bid, even where the bid is considered by the Board to be inadequate and of less than fair value for an acquisition of control, fearing that if they do not tender, they will pass up their only opportunity to receive any “take-over premium” for a portion of their Shares. The Board also believes that the timetable for take-over bids prescribed by the Canadian securities laws could impair the Board’s ability to ensure that all other alternatives to maximize shareholder value are thoroughly explored.
In response to these concerns, the Board considered the desirability and the practicability of various strategies to deter unfair or abusive take-over practices and, in particular, whether a shareholder rights plan would be in the best interests of the Company and its shareholders and, if so, what the appropriate characteristics of such a shareholder protection rights plan would be.
In considering whether to approve the adoption of the Rights Plan, the Board considered the current legislative framework in Canada governing take-over bids. Under provincial securities legislation a take-over bid generally means an offer to acquire voting or equity shares of a person or persons, where the shares subject to the offer to acquire, together with shares already owned by the bidder and parties related to the bidder, an aggregate of 20% or more of the outstanding shares.
Summary of the Rights Plan
The following is a summary of the principal terms of the Rights Plan, which is qualified in its entirety by reference to the text of the Rights Plan attached to this Proxy Statement as Schedule B.
Term
The Rights Plan will remain in effect until the close of business on the date immediately following the date of the Company’s annual meeting of shareholders to be held in 2009. Subject to shareholder approval by ordinary resolution, the Rights Plan may be renewed for successive periods of three years.
Rights Exercise Privilege
After a person acquires 20% or more of the Shares of the Company or commences a take-over bid to acquire Shares of the Company, other than by way of a Permitted Bid (the “Separation Time”), the Rights will separate and trade separately from the Shares and will be exercisable. The acquisition by any person (an “Acquiring Person”) of 20% or more of the Shares, other than by way of a Permitted Bid, is referred to as a “Flip-in Event”. Any Rights held by an Acquiring Person will become void upon the occurrence of a Flip-in Event.

Eight business days after the occurrence of a Flip-in Event, each Right (other than those held by the Acquiring Person), will permit its holder to purchase $200 worth of Common Shares of the Company for $100 (i.e. at a 50% discount), subject to adjustment for stock splits, dividends, recapitalizations, etc.
The issue of the Rights is not initially dilutive. However, upon a Flip-in Event occurring and the Rights separating from the Shares, reported earnings per share on a fully diluted or non-diluted basis may be affected. Holders of Rights not exercising their Rights upon the occurrence of a Flip-in Event may suffer substantial dilution.
Certificates and Transferability
Prior to the Separation Time, the Rights will be evidenced by a legend imprinted on certificates for Shares issued from and after the Effective Date and will not be transferable separately from the Shares. Promptly following the Separation Time, separate certificates evidencing the Rights (the “Rights Certificates”) will be mailed to holders of record of Shares as of the Separation Time and the separate Rights Certificates will evidence the Rights. From and after the Separation Time, Rights Certificates, which will be transferable and traded separately from the Shares, will evidence the Rights.
Permitted Bids
The requirements for a Permitted Bid include the following:
(a)	the take-over bid must be made by way of a take-over bid circular;

(b)	the take-over bid must be made to all holders of Shares;

(c)	Shares tendered pursuant to the take-over bid may be taken up only after the expiry of not less than 60 days and then only if at such time more than 50% of the Shares held by shareholders other than the bidder, its affiliates and persons acting jointly or in concert with the bidder (“Independent Shareholders”) have been tendered to the take-over bid and not withdrawn;

(d)	shareholders who tender their shares to the take-over bid must be permitted to withdraw their shares prior the shares being taken up and paid for; and

(e)	if more than 50% of the Shares held by Independent Shareholders are tendered to the take-over bid within the 60 day period, the bidder must make a public announcement of that fact and the take-over bid must remain open for deposits of Shares for an additional 10 business days from the date of such public announcement.
The Rights Plan allows for a competing Permitted Bid (a “Competing Bid”) to be made while a Permitted Bid is in existence. A Competing Bid must satisfy all the requirements of the Permitted Bid except that it may expire on the same date as the Permitted Bid, subject to the statutory requirement that it be outstanding for a minimum period of 35 days.
Waiver and Redemption
The Board may, prior to the Flip-in Event, waive the dilutive effects of the Rights Plan in respect of a particular Flip-in Event resulting from a take-over bid made by way of a take-over bid circular to all holders of Shares of the Company, in which event such waiver would be deemed also to be a waiver in respect of any other Flip-in Event occurring under a take-over bid made by way of a take-over bid circular to all holders of Shares. The Board may also waive the Rights Plan in respect of a particular Flip-in Event that has occurred through inadvertence, provided that the Acquiring Person that inadvertently triggered such Flip-in Event reduces its beneficial holdings to less than 20% of the outstanding Shares of the Company prior to such waiver being granted. With the majority consent of shareholders or Rights holders at any time prior to the occurrence of a Flip-in Event, the Board may at its option redeem all, but not less than all, of the outstanding Rights at a price of $0.00001 each.
Exemption for Investment Advisors
Investment managers (for client accounts), trust companies (acting in their capacities as trustees and administrators), statutory bodies (managing investment funds for employee benefit plans, pension plans, insurance plans or various public bodies), administrators and trustees of pension funds, securities depositories and crown agents, any of whom acquire greater than 20% of the Shares of the Company, are exempted from triggering a Flip-in Event provided that they are not making, or are not part of a group making, a take-over bid.

Supplements and Amendments
The Company is authorized to make amendments to the Rights Plan to correct any typographical error or subject to subsequent ratification by shareholders or Rights holders, to maintain the validity of the Rights Plan as a result of changes in law. The Company will issue a news release relating to any significant amendment made to the Rights Plan Agreement prior to the Meeting and will advise the shareholders of any such amendment at the Meeting. Other amendments or supplements to the Rights Plan may be made with the prior approval of shareholders or Rights holders and, if necessary, any stock exchange on which the Shares may be listed.
Grandfathered Persons
Holders of 20% or more of the Shares at the time when the Rights were distributed are recognized for the purposes of the Rights Plan as “grandfathered persons” and, as such, do not constitute Acquiring Persons under the Rights Plan by virtue of their shareholding exceeding the 20% Flip-in Event threshold.
Certain United States Federal Income Tax Considerations of the Rights Plan
For United States federal income tax purposes, the Internal Revenue Service has ruled that the adoption of a shareholders rights plan similar to the Rights Plan does not constitute a taxable transaction to a company’s shareholders if at the time of adoption the likelihood that the rights will be exercised is remote and speculative. The Company considers the likelihood that the Rights will be exercised to be remote and speculative. Accordingly, shareholders should not recognize income for US federal income tax purposes solely as a result of the adoption of the Rights Plan. Other events described under the Rights Plan, including the separation of the Rights from the Shares, a Flip-in Event or redemption of the Rights may result in taxable income to the shareholders.
Shareholders should consult their own tax advisors regarding the consequences of receiving, holding, exercising or exchanging the Rights.
Vote Required for Ratification of the Shareholder Rights Plan
If a quorum is present and voting, the vote of a majority of the Common Shares represented in person or by proxy at the Meeting is required to approve the ratification of the Rights Plan.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE SHAREHOLDERS RIGHTS PLAN.
The Company has been advised that the Directors and Executive Officers of the Company intend to vote all shares held by them in favour of the resolution approving ratification of the Rights Plan.
TRANSACTION OF OTHER BUSINESS
As of the date of this Proxy Statement, the Board of Directors knows of no amendments or variations to the matters to come before the Meeting, or of any matters other than those set forth above and in the notice of annual and special meeting. However, if any such amendments or variations of matters identified in the notice of annual and special meeting or other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy intend to vote on them in accordance with their best judgement, exercising discretionary authority.
FORWARD-LOOKING STATEMENTS
This Proxy Statement and the documents incorporated herein by reference contain certain forward-looking statements and information relating to the Company that are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to management. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Exchange Act.

PROPOSALS OF SHAREHOLDERS
Shareholders who intend to present proposals or nominations at the Company’s 2007 annual meeting pursuant to Rule 14a-8 under the Exchange Act, must ensure that such proposals or nominations are received by the Company no later than January 2, 2007. Such proposals or nominations must meet the requirements of the Business Corporations Act (British Columbia) and the SEC to be eligible for inclusion in the Company’s proxy materials. The Company strongly encourages any shareholder interested in submitting a proposal or nomination to contact the Company’s Corporate Secretary in advance of this deadline to discuss any proposal or nomination he or she is considering, and shareholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a shareholder proposal or nomination does not guarantee that the Company will include it in its proxy statement. In order for a proposal or nomination submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act, the Company must receive such proposal or nomination no later than March 19, 2007. Any shareholder proposals or nominations must be submitted to the Company’s Corporate Secretary in writing at the Company’s principal executive offices.
The Board of Directors has adopted additional requirements specifically with respect to shareholder nominations for the election of Directors. See “Proposal One — Election of Directors — Board Matters and Committees.”
BOARD APPROVAL
The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company on April 3, 2006.
BY ORDER OF THE BOARD OF DIRECTORS
                              /s/ Gordon L. Ellis
Gordon L. Ellis, Chairman

SCHEDULE A
Incorporation number: BC0264056
INTERNATIONAL ABSORBENTS INC.
(the “Company”)
ARTICLES

1.	Interpretation	1
2.	Shares and Share Certificates	2
3.	Issue of Shares	3
4.	Share Registers	4
5.	Share Transfers	4
6.	Transmission of Shares	6
7.	Purchase of Shares	6
8.	Borrowing Powers	6
9.	Alterations	7
10.	Meetings of Shareholders	8
11.	Proceedings at Meetings of Shareholders	9
12.	Votes of Shareholders	13
13.	Directors	16
14.	Election and Removal of Directors	17
15.	Alternate Directors	20
16.	Powers and Duties of Directors	21
17.	Disclosure of Interest of Directors	22
18.	Proceedings of Directors	23
19.	Executive and Other Committees	25
20.	Officers	26
21.	Indemnification	27
22.	Dividends and Reserves	28
23.	Financial Records and Audits	30
24.	Notices	30
25.	Seal	31
26.	Prohibitions	32
1. Interpretation
1.1 Definitions
In these Articles, unless the context otherwise requires:
(1)	“board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(2)	“Business Corporations Act” means the Business Corporations Act (British Columbia) as amended from time to time and includes all regulations as amended from time to time made pursuant to that Act;

(3)	“legal personal representative” means the personal or other legal representative of the shareholder;

(4)	“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(5)	“seal” means the seal of the Company, if any.
1.2 Business Corporations Act and Interpretation Act Definitions Applicable
The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.
2. Shares and Share Certificates
2.1 Authorized Share Structure
The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.
2.2 Form of Share Certificate
Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.
2.3 Shareholder Entitled to Certificate or Acknowledgment
Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all.
2.4 Delivery by Mail
Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.
2.5 Replacement of Worn Out or Defaced Certificate or Acknowledgement
If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:
(1)	order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(2)	issue a replacement share certificate or acknowledgment, as the case may be.
2.6 Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment
If a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive:
(1)	proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed; and

(2)	any indemnity the directors consider adequate.
2.7 Splitting Share Certificates
If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.
2.8 Certificate Fee
There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.
2.9 Recognition of Trusts
Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.
3. Issue of Shares
3.1 Directors Authorized
Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.
3.2 Commissions and Discounts
The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.
3.3 Brokerage
The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.
3.4 Conditions of Issue
Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:
(1)	consideration is provided to the Company for the issue of the share by one or more of the following:
(a)	past services performed for the Company;

(b)	property;

(c)	money; and
(2)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.
3.5 Share Purchase Warrants and Rights
Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.
4. Share Registers
4.1 Central Securities Register
As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.
4.2 Closing Register
The Company must not at any time close its central securities register.
5. Share Transfers
5.1 Registering Transfers
A transfer of a share of the Company must not be registered unless:

(1)	a duly signed instrument of transfer in respect of the share has been received by the Company;

(2)	if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

(3)	if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment has been surrendered to the Company.
5.2 Form of Instrument of Transfer
The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.
5.3 Transferor Remains Shareholder
Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.
5.4 Signing of Instrument of Transfer
If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:
(1)	in the name of the person named as transferee in that instrument of transfer; or

(2)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.
5.5 Enquiry as to Title Not Required
Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.
5.6 Transfer Fee
There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

6. Transmission of Shares
6.1 Legal Personal Representative Recognized on Death
In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.
6.2 Rights of Legal Personal Representative
The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.
7. Purchase of Shares
7.1 Company Authorized to Purchase Shares
Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.
7.2 Purchase When Insolvent
The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:
(1)	the Company is insolvent; or

(2)	making the payment or providing the consideration would render the Company insolvent.
7.3 Sale and Voting of Purchased Shares
If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:
(1)	is not entitled to vote the share at a meeting of its shareholders;

(2)	must not pay a dividend in respect of the share; and

(3)	must not make any other distribution in respect of the share.
8. Borrowing Powers
The Company, if authorized by the directors, may:
(1)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(2)	issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(3)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)	mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.
9. Alterations
9.1 Alteration of Authorized Share Structure
Subject to Article 9.2 and the Business Corporations Act, the Company may by resolution of the directors or by special resolution:
(1)	create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(2)	increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(3)	subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(4)	if the Company is authorized to issue shares of a class of shares with par value:
(a)	decrease the par value of those shares; or

(b)	if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;
(5)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(6)	alter the identifying name of any of its shares; or

(7)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.
9.2 Special Rights and Restrictions
Subject to the Business Corporations Act, the Company may by special resolution:
(1)	create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(2)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

9.3 Change of Name
The Company may by resolution of the directors or by special resolution authorize an alteration of its Notice of Articles in order to change its name or adopt or change any translation of that name.
9.4 Other Alterations
If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by special resolution alter these Articles.
10. Meetings of Shareholders
10.1 Annual General Meetings
Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.
10.2 Resolution Instead of Annual General Meeting
If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.
10.3 Calling of Meetings of Shareholders
The directors may, whenever they think fit, call a meeting of shareholders.
10.4 Notice for Meetings of Shareholders
The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:
(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.
10.5 Record Date for Notice
The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:
(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.
If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.
10.6 Record Date for Voting
The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.
10.7 Failure to Give Notice and Waiver of Notice
The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.
10.8 Notice of Special Business at Meetings of Shareholders
If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:
(1)	state the general nature of the special business; and

(2)	if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:
(a)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(b)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.
11. Proceedings at Meetings of Shareholders
11.1 Special Business
At a meeting of shareholders, the following business is special business:
(1)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(2)	at an annual general meeting, all business is special business except for the following:
(a)	business relating to the conduct of or voting at the meeting;

(b)	consideration of any financial statements of the Company presented to the meeting;

(c)	consideration of any reports of the directors or auditor;

(d)	the setting or changing of the number of directors;

(e)	the election or appointment of directors;

(f)	the appointment of an auditor;

(g)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(h)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.
11.2 Special Majority
The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.
11.3 Quorum
Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two shareholders entitled to vote at the meeting whether in person or by proxy who hold, in the aggregate, at least 5% of the issued shares entitled to be voted at the meeting.
11.4 One Shareholder May Constitute Quorum
If there is only one shareholder entitled to vote at a meeting of shareholders:
(1)	the quorum is one person who is, or who represents by proxy, that shareholder, and

(2)	that shareholder, present in person or by proxy, may constitute the meeting.
11.5 Other Persons May Attend
The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.
11.6 Requirement of Quorum
No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.
11.7 Lack of Quorum
If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(1)	in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(2)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.
11.8 Lack of Quorum at Succeeding Meeting
If, at the meeting to which the meeting referred to in Article 11.7(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.
11.9 Chair
The following individual is entitled to preside as chair at a meeting of shareholders:
(1)	the chair of the board, if any; or

(2)	if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.
11.10 Selection of Alternate Chair
If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.
11.11 Adjournments
The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.
11.12 Notice of Adjourned Meeting
It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.
11.13 Decisions by Show of Hands or Poll
Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.14 Declaration of Result
The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.
11.15 Motion Need Not be Seconded
No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.
11.16 Casting Vote
In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.
11.17 Manner of Taking Poll
Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:
(1)	the poll must be taken:
(a)	at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(b)	in the manner, at the time and at the place that the chair of the meeting directs;
(2)	the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(3)	the demand for the poll may be withdrawn by the person who demanded it.
11.18 Demand for Poll on Adjournment
A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.
11.19 Chair Must Resolve Dispute
In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.
11.20 Casting of Votes
On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.
11.21 Demand for Poll
No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.22 Demand for Poll Not to Prevent Continuance of Meeting
The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.
11.23 Retention of Ballots and Proxies
The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.
12. Votes of Shareholders
12.1 Number of Votes by Shareholder or by Shares
Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:
(1)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(2)	on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.
12.2 Votes of Persons in Representative Capacity
A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.
12.3 Votes by Joint Holders
If there are joint shareholders registered in respect of any share:
(1)	any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(2)	if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.
12.4 Legal Personal Representatives as Joint Shareholders
Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5 Representative of a Corporate Shareholder
If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:
(1)	for that purpose, the instrument appointing a representative must:
(a)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)	be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;
(2)	if a representative is appointed under this Article 12.5:
(a)	the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.
Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.
12.6 Proxy Provisions Do Not Apply to All Companies
If and for so long as the Company is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply, Articles 12.7 to 12.14 apply only insofar as they are not inconsistent with any securities legislation in any province or territory of Canada or in the federal jurisdiction of the United States or in any states of the United States that is applicable to the Company and insofar as they are not inconsistent with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commission or similar authorities appointed under that legislation.
12.7 Appointment of Proxy Holders
Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.
12.8 Alternate Proxy Holders
A shareholder may appoint one or more alternate proxy holders (who need not be shareholders) to act in the place of an absent proxy holder.

12.9 Deposit of Proxy
A proxy for a meeting of shareholders must:
(1)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(2)	unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.
A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.
12.10 Validity of Proxy Vote
A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:
(1)	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	by the chair of the meeting, before the vote is taken.
12.11 Form of Proxy
A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:
[name of company]
(the “Company”)
The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.
Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder):

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder—printed]
12.12 Revocation of Proxy
Subject to Article 12.13, every proxy may be revoked by an instrument in writing that is:

(1)	received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	provided, at the meeting, to the chair of the meeting.
12.13 Revocation of Proxy Must Be Signed
An instrument referred to in Article 12.12 must be signed as follows:
(1)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(2)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.
12.14 Production of Evidence of Authority to Vote
The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.
13. Directors
13.1 First Directors; Number of Directors
The number of directors, excluding additional directors appointed under Article 14.8, is set at:
(1)	subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company’s first directors;

(2)	if the Company is a public company, the greater of three and the most recently set of:
(a)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)	the number of directors set under Article 14.4;
(3)	if the Company is not a public company, the most recently set of:
(a)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)	the number of directors set under Article 14.4.
13.2 Change in Number of Directors
If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a):
(1)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;
(2)	if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3 Directors’ Acts Valid Despite Vacancy
An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.
13.4 Qualifications of Directors
A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.
13.5 Remuneration of Directors
The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.
13.6 Reimbursement of Expenses of Directors
The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.
13.7 Special Remuneration for Directors
If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.
13.8 Gratuity, Pension or Allowance on Retirement of Director
Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.
14. Election and Removal of Directors
14.1 Election at Annual General Meeting
(1)	Unless otherwise determined by special resolution, the Board shall be divided into two classes of Directors, to be respectively designated as Class I and Class II

(2)	Unless otherwise determined by special resolution, the terms of office of the Directors initially classified shall be as follows:

that of Class I shall expire at the general meeting to be held in 2006, that of class II shall expire at the general meeting to be held in 2007.

(3)	At each general meeting after such initial classification, Directors to replace those whose terms expire at such general meeting shall be elected to hold office until the second succeeding general meeting. Notwithstanding the foregoing, every Director shall hold office until his successor shall be elected. Any Director whose office has expired shall be eligible for re-election.
14.2 Consent to be a Director
No election, appointment or designation of an individual as a director is valid unless:
(1)	that individual consents to be a director in the manner provided for in the Business Corporations Act;

(2)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(3)	with respect to first directors, the designation is otherwise valid under the Business Corporations Act.
14.3 Failure to Elect or Appoint Directors
If:
(1)	the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(2)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;
then each director then in office continues to hold office until the earlier of:
(3)	the date on which his or her successor is elected or appointed; and

(4)	the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.
14.4 Places of Retiring Directors Not Filled
If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.
14.5 Directors May Fill Casual Vacancies
Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6 Remaining Directors Power to Act
The directors may act notwithstanding any vacancy in the board of directors but, if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purposes of appointing directors up to that number, summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors, or, subject to the Business Corporations Act, for any other purpose.
14.7 Shareholders May Fill Vacancies
If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.
14.8 Additional Directors
Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:
(1)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(2)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.
Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.
14.9 Ceasing to be a Director
A director ceases to be a director when:
(1)	the term of office of the director expires;

(2)	the director dies;

(3)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(4)	the director is removed from office pursuant to Articles 14.10 or 14.11.
14.10 Removal of Director by Shareholders
The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11 Removal of Director by Directors
The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.
15. Alternate Directors
15.1 Appointment of Alternate Director
Any director (an “appointor”) may by notice in writing received by the Company appoint any person (an “appointee”) who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.
15.2 Notice of Meetings
Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.
15.3 Alternate for More Than One Director Attending Meetings
A person may be appointed as an alternate director by more than one director, and an alternate director:
(1)	will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(2)	has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

(3)	will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity;

(4)	has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.
15.4 Consent Resolutions
Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.
15.5 Alternate Director Not an Agent
Every alternate director is deemed not to be the agent of his or her appointor.

15.6 Revocation of Appointment of Alternate Director
An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her.
15.7 Ceasing to be an Alternate Director
The appointment of an alternate director ceases when:
(1)	his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(2)	the alternate director dies;

(3)	the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(4)	the alternate director ceases to be qualified to act as a director; or

(5)	his or her appointor revokes the appointment of the alternate director.
15.8 Remuneration and Expenses of Alternate Director
The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.
16. Powers and Duties of Directors
16.1 Powers of Management
The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.
16.2 Appointment of Attorney of Company
The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

17. Disclosure of Interest of Directors
17.1 Obligation to Account for Profits
A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.
17.2 Restrictions on Voting by Reason of Interest
A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.
17.3 Interested Director Counted in Quorum
A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.
17.4 Disclosure of Conflict of Interest or Property
A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.
17.5 Director Holding Other Office in the Company
A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.
17.6 No Disqualification
No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.
17.7 Professional Services by Director or Officer
Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8 Director or Officer in Other Corporations
A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.
18. Proceedings of Directors
18.1 Meetings of Directors
The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.
18.2 Voting at Meetings
Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.
18.3 Chair of Meetings
The following individual is entitled to preside as chair at a meeting of directors:
(1)	the chair of the board, if any;

(2)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(3)	any other director chosen by the directors if:
(a)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(b)	neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(c)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.
18.4 Meetings by Telephone or Other Communications Medium
A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5 Calling of Meetings
A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.
18.6 Notice of Meetings
Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.
18.7 When Notice Not Required
It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:
(1)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(2)	the director or alternate director, as the case may be, has waived notice of the meeting.
18.8 Meeting Valid Despite Failure to Give Notice
The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.
18.9 Waiver of Notice of Meetings
Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.
18.10 Quorum
The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.
18.11 Validity of Acts Where Appointment Defective
Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.
18.12 Consent Resolutions in Writing
A resolution of the directors or of any committee of the directors may be passed without a meeting:
(1)	in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

(2)	in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who are entitled to vote on the resolution consents to it in writing.
A consent in writing under this Article may be by signed document, fax, email or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.
19. Executive and Other Committees
19.1 Appointment and Powers of Executive Committee
The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:
(1)	the power to fill vacancies in the board of directors;

(2)	the power to remove a director;

(3)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(4)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.
19.2 Appointment and Powers of Other Committees
The directors may, by resolution:
(1)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(2)	delegate to a committee appointed under paragraph (1) any of the directors’ powers, except:
(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director;

(c)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)	the power to appoint or remove officers appointed by the directors; and
(3)	make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

19.3 Obligations of Committees
Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must:
(1)	conform to any rules that may from time to time be imposed on it by the directors; and

(2)	report every act or thing done in exercise of those powers at such times as the directors may require.
19.4 Powers of Board
The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2:
(1)	revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(2)	terminate the appointment of, or change the membership of, the committee; and

(3)	fill vacancies in the committee.
19.5 Committee Meetings
Subject to Article 19.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2:
(1)	the committee may meet and adjourn as it thinks proper;

(2)	the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(3)	a majority of the members of the committee constitutes a quorum of the committee; and

(4)	questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.
20. Officers
20.1 Directors May Appoint Officers
The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.
20.2 Functions, Duties and Powers of Officers
The directors may, for each officer:
(1)	determine the functions and duties of the officer;

(2)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.
20.3 Qualifications
No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.
20.4 Remuneration and Terms of Appointment
All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.
21. Indemnification
21.1 Definitions
In this Article 21:
(1)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(2)	“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Company:
(a)	is or may be joined as a party; or

(b)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;
(3)	“expenses” has the meaning set out in the Business Corporations Act.
21.2 Mandatory Indemnification of Directors and Former Directors
Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 21.2.
21.3 Indemnification of Other Persons
Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

21.4 Non-Compliance with Business Corporations Act
The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.
21.5 Company May Purchase Insurance
The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:
(1)	is or was a director, alternate director, officer, employee or agent of the Company;

(2)	is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(3)	at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(4)	at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;
against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.
22. Dividends
22.1 Payment of Dividends Subject to Special Rights
The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.
22.2 Declaration of Dividends
Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.
22.3 No Notice Required
The directors need not give notice to any shareholder of any declaration under Article 22.2.
22.4 Record Date
The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.
22.5 Manner of Paying Dividend
A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

22.6 Settlement of Difficulties
If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:
(1)	set the value for distribution of specific assets;

(2)	determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(3)	vest any such specific assets in trustees for the persons entitled to the dividend.
22.7 When Dividend Payable
Any dividend may be made payable on such date as is fixed by the directors.
22.8 Dividends to be Paid in Accordance with Number of Shares
All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.
22.9 Receipt by Joint Shareholders
If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.
22.10 Dividend Bears No Interest
No dividend bears interest against the Company.
22.11 Fractional Dividends
If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.
22.12 Payment of Dividends
Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.
22.13 Capitalization of Surplus
Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

23. Financial Records and Audits
23.1 Recording of Financial Affairs
The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.
23.2 Inspection of Accounting Records
Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.
23.3 Remuneration of Auditor
The directors may, from time to time, set the remuneration of the Company’s auditors (if any).
24. Notices
24.1 Method of Giving Notice
Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:
(1)	mail addressed to the person at the applicable address for that person as follows:
(a)	for a record mailed to a shareholder, the shareholder’s registered address;

(b)	for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the mailing address of the intended recipient;
(2)	delivery at the applicable address for that person as follows, addressed to the person:
(a)	for a record delivered to a shareholder, the shareholder’s registered address;

(b)	for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the delivery address of the intended recipient;
(3)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)	sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(5)	physical delivery to the intended recipient.

24.2 Deemed Receipt of Mailing
A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.
24.3 Certificate of Sending
A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 24.1, prepaid and mailed or otherwise sent as permitted by Article 24.1 is conclusive evidence of that fact.
24.4 Notice to Joint Shareholders
A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.
24.5 Notice to Trustees
A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:
(1)	mailing the record, addressed to them:
(a)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(b)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or
(2)	if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.
25. Seal
25.1 Who May Attest Seal
Except as provided in Articles 25.2 and 25.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:
(1)	any two directors;

(2)	any officer, together with any director;

(3)	if the Company only has one director, that director; or

(4)	any one or more directors or officers or persons as may be determined by the directors.

25.2 Sealing Copies
For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer.
25.3 Mechanical Reproduction of Seal
The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.
26. Prohibitions
26.1 Definitions
In this Article 26:
(1)	“designated security” means:
(a)	a voting security of the Company;

(b)	a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(c)	a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);
(2)	“security” has the meaning assigned in the Securities Act (British Columbia);

(3)	“voting security” means a security of the Company that:
(a)	is not a debt security, and

(b)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.
26.2 Application
Article 26.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

26.3 Consent Required for Transfer of Shares or Designated Securities
No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

SCHEDULE B
INTERNATIONAL ABSORBENTS INC.
and
PACIFIC CORPORATE TRUST COMPANY
as Rights Agent
SHAREHOLDER RIGHTS PLAN AGREEMENT
May 1, 2006

TABLE OF CONTENTS
ARTICLE 1
INTERPRETATION

1.1	Certain Definitions	2
1.2	Currency	14
1.3	Headings	14
1.4	Number and Gender	14
1.5	Acting Jointly or in Concert	14
1.6	Statutory References	15
ARTICLE 2
THE RIGHTS

2.1	Legend on Common Share Certificates	15
2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights	15
2.3	Adjustments to Exercise Price; Number of Rights	18
2.4	Date on Which Exercise is Effective	23
2.5	Execution, Authentication, Delivery and Dating of Rights Certificates	24
2.6	Registration, Registration of Transfer and Exchange	24
2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates	25
2.8	Persons Deemed Owners	26
2.9	Delivery and Cancellation of Rights Certificates	26
2.10	Agreement of Rights Holders	26
2.11	Rights Certificate Holder not Deemed a Shareholder	27
ARTICLE 3
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1	Flip-in Event	27
ARTICLE 4
THE RIGHTS AGENT

4.1	General	29
4.2	Merger or Amalgamation or Change of Name of Rights Agent	30
4.3	Duties of Rights Agent	30
4.4	Change of Rights Agent	32

- ii -
ARTICLE 5
MISCELLANEOUS

5.1	Redemption and Waiver	33
5.2	Expiration	35
5.3	Issuance of New Rights Certificates	35
5.4	Supplements and Amendments	35
5.5	Fractional Rights and Fractional Shares	37
5.6	Rights of Action	38
5.7	Notice of Proposed Actions	38
5.8	Notices	38
5.9	Costs of Enforcement	39
5.10	Successors	39
5.11	Benefits of this Agreement	39
5.12	Governing Law	40
5.13	Severability	40
5.14	Effective Date	40
5.15	Shareholder Review	40
5.16	Determinations and Actions by the Board of Directors	40
5.17	Rights of Board, Corporation and Offeror	40
5.18	Regulatory Approvals	41
5.19	Declaration as to Non-Canadian and Non-U.S. Holders	41
5.20	Time of the Essence	41
5.21	Execution in Counterparts	42

SHAREHOLDER RIGHTS PLAN AGREEMENT
     THIS AGREEMENT dated May 1, 2006 between International Absorbents Inc. (the “Corporation”), a corporation incorporated under the laws of British Columbia, and Pacific Corporate Trust Company, a trust company incorporated under the laws of British Columbia, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).
WITNESSES THAT:
     WHEREAS the board of directors of the Corporation has determined that it is in the best interests of the Corporation to adopt a shareholder rights plan to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly in connection with any take-over bid for the Corporation;
     AND WHEREAS in order to implement the adoption of a shareholder rights plan as established by this Agreement, the board of directors of the Corporation has:
(a)	authorized the issuance, effective one minute after the Effective Date (as hereinafter defined), of one Right (as hereinafter defined) in respect of each Common Share (as hereinafter defined) outstanding at the Record Time (as hereinafter defined); and

(b)	authorized the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined);
     AND WHEREAS each Right entitles the holder, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth in this Agreement;
     AND WHEREAS the Corporation desires to appoint the Rights Agent to act on behalf of the Corporation and the holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to in this Agreement;
     AND WHEREAS the board of directors of the Corporation proposes that this Agreement be in place for an initial period of 3 years;
     NOW THEREFORE, in consideration of the foregoing premises and the respective covenants and agreements set forth herein, the parties hereby agree as follows:

ARTICLE 1
INTERPRETATION
1.1	Certain Definitions.

For purposes of the Agreement, the following terms have the meanings indicated:
(a)	“1933 Securities Act” means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

(b)	“1934 Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

(c)	“Acquiring Person” means, any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation; provided, however, that the term “Acquiring Person” shall not include:
(i)	the Corporation or any Subsidiary of the Corporation;

(ii)	any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation as a result of one or any combination of: (A) Corporate Acquisitions, (B) Permitted Bid Acquisitions, (C) Corporate Distributions, (D) Exempt Acquisitions, or (E) Convertible Security Acquisitions; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Voting Shares then outstanding by reason of one or more or any combination of the operation of a Corporate Acquisition, Permitted Bid Acquisition, Corporate Distribution, Exempt Acquisition or Convertible Security Acquisition and, after such Corporate Acquisition, Permitted Bid Acquisition, Corporate Distribution, Exempt Acquisition or Convertible Security Acquisition, becomes the Beneficial Owner of an additional 1% or more of the outstanding Voting Shares other than pursuant to one or more Corporate Acquisitions, Permitted Bid Acquisitions, Corporate Distributions, Exempt Acquisitions or Convertible Security Acquisitions, then as of the date of such acquisition, such Person shall become an Acquiring Person;

(iii)	for a period of 10 days after the Disqualification Date (as hereinafter defined), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation as a result of such Person becoming disqualified from relying on Section 1.1(h)(3) solely because such Person makes or proposes to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person (the first date of public announcement (which, for the purposes of this definition, shall include, without limitation, a report filed pursuant to section 111 of the Securities Act) by such Person or the Corporation of a current intent to commence such a Take-over Bid being herein referred to as the “Disqualification Date”);

(iv)	a Person (a “Grandfathered Person”) who is the Beneficial Owner of more than 20% of the outstanding Voting Shares determined as at the Record Time provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the Record Time: (1) cease to own more than 20% of the outstanding Voting Shares or (2) become the Beneficial Owner of any additional Voting Shares that increases its Beneficial Ownership of Voting Shares by more then 1% of the number of Voting Share outstanding as at the Record Time, other than pursuant to one or more Corporate Acquisitions, Permitted Bid Acquisitions, Corporate Distributions, Exempt Acquisitions or Convertible Security Acquisitions; or

(v)	an underwriter or member of a banking or selling group that acquires Voting Shares from the Corporation in connection with a distribution of securities (including, for greater certainty, by way of private placement of such securities) to the public.
(d)	“Affiliate” when used to indicate a relationship with a specified Person, means a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person.

(e)	“Agreement” means this shareholder rights plan agreement as amended, modified or supplemented from time to time.

(f)	“Associate” when used to indicate a relationship with a specified Person, means any relative of such specified Person who has the same home as such specified Person, or any Person to whom such specified Person is married or with whom such specified Person is living in a conjugal relationship outside marriage, or any relative of such spouse or other Person who has the same home as such specified Person.

(g)	“BCA” means the Business Corporations Act (British Columbia) and any comparable or successor laws.

(h)	A Person shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”:
(i)	any securities of which such Person or any Affiliate or Associate of such Person is the owner in law or equity;

(ii)	any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to acquire (A) upon the exercise of any Convertible Securities, or (B) pursuant to any agreement, arrangement or understanding, in each case if such right is exercisable immediately or within a period of 60 days thereafter whether or not on condition or the happening of any contingency (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities or pursuant to a pledge of securities in the ordinary course of business); and

(iii)	any securities that are Beneficially Owned within the meaning of Section 1.1(h)(i) or (ii) by any other Person with whom such Person is acting jointly or in concert;
provided, however, that a Person shall not be deemed the “Beneficial Owner”, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security as a result of the existence of any one or more of the following circumstances:
(1)	such security has been deposited or tendered, pursuant to a Take-over Bid made by such Person or made by any Affiliate or Associate of such Person or made by any other Person acting jointly or in concert with such Person, unless such deposited or tendered security has been taken up or paid for, whichever shall first occur;

(2)	by reason of the holder of such security having agreed to deposit or tender such security to a Take-over Bid made by such Person or any of such Person’s Affiliates or Associates or any other Person acting jointly or in concert with such Person pursuant to a Permitted Lock-Up Agreement, but only until such time as the deposited or tendered security has been taken up or paid for, whichever shall first occur;

(3)	such Person or any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person, holds such security; provided that (i) the ordinary business of any such Person (the “Fund Manager”) includes the management of mutual funds or investment funds for others (which others may include or be limited to one or more employee benefit plans or pension plans) and/or includes the acquisition or holding of securities for a non-discretionary account of a Client (as defined below) by a dealer or broker registered under applicable securities laws to the extent required, and such security is held by the Fund Manager in the ordinary course of such business in the performance of such Fund Manager’s duties for the account of any other Person (a “Client”), (ii) such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons or in relation to other accounts and holds such security in the ordinary course of such duties for the estate of any such deceased or incompetent Person

(each an “Estate Account”) or for such other accounts (each an “Other Account”), (iii) the Person (the “Statutory Body”) is an independent Person established by statute for purposes that include, and the ordinary business or activity of such person includes, the management of investment funds for employee benefit plans, pension plans, insurance plans of various public bodies and the Statutory Body holds such security for the purposes of its activities as such, (iv) the ordinary business of such Person includes acting as an agent of the Crown in the management of public assets (the “Crown Agent”), or (v) the Person is the administrator or the trustee of one or more pension funds or plans (each a “Pension Fund”) registered under the laws of Canada or any province thereof or the United States or any state thereof (the “Independent Person”), or is a Pension Fund and holds such securities for the purposes of its activities as an Independent Person or as a Pension Fund, and further provided that such Pension Fund or Independent Person does not hold more than 30% of the Voting Shares; provided, however, that in any of the foregoing cases no one of the Fund Manager, the Trust Company, the Statutory Body, the Crown Agent, the Independent Person or the Pension Fund makes or announces a current intention to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person (other than pursuant to a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades entered in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market);

(4)	such Person is a Client of the same Fund Manager as another Person on whose account the Fund Manager holds such security, or such Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security, or such Person is a Pension Fund with the same Independent Person as another Pension Fund;

(5)	such Person is a Client of a Fund Manager and such security is owned at law or in equity by the Fund Manager, or such Person is an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company, or such Person is a Pension Fund and such security is owned at law or in equity by the Independent Person; or

(6)	such Person is a registered holder of securities as a result of carrying on the business of, or acting as a nominee of, a securities depository.

For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person, shall be and be deemed to be the product of 100 and the number of which the numerator is the number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person and the denominator of which is the number of votes for the election of all directors generally attaching to all outstanding Voting Shares. Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be issued and outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person.
(i)	“Board of Directors” means, at any time, the duly constituted board of directors of the Corporation.

(j)	“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in Vancouver, British Columbia are authorized or obligated by law to close.

(k)	“Canadian — U.S. Exchange Rate” means, on any date:
(i)	if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one Canadian dollar into United States dollars, such rate; and

(ii)	in any other case, the rate for such date for the conversion of one Canadian dollar into United States dollars calculated in such manner as may be determined by the Board of Directors from time to time acting in good faith.
(l)	“close of business” on any given date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares in Vancouver, British Columbia (or, after the Separation Time, the office of the Rights Agent in Vancouver, British Columbia) is closed to the public.

(m)	“Common Shares”, when used with reference to the Corporation, means the common shares in the capital of the Corporation.

(n)	“Competing Bid” means a Take-over Bid that: (i) is made while another Permitted Bid is in existence, and (ii) satisfies all the components of the definition of a Permitted Bid, except that the requirements set out in Section 1.1(ff)(ii) shall be satisfied if the Take-over Bid shall contain, and the take up and payment for securities tendered or deposited thereunder shall be subject to, an irrevocable and unqualified condition that no Voting Shares shall be taken up or paid for pursuant to the Competing Bid prior to the close of business on the date that is no earlier than the date which is the later of 35 days after the date the Competing Bid is made or 60 days after the earliest date on which any other Permitted Bid or Competing Bid that is then in existence was made and only if at that date, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited or tendered to the Competing Bid and not withdrawn.

(o)	“controlled”: a corporation is “controlled” by another Person if:
(i)	securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors are held, other than by way of security only, by or for the benefit of the other Person; and

(ii)	the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation; and “controls”, “controlling” and “under common control with” shall be interpreted accordingly.
(p)	“Convertible Security” means at any time:
(i)	any right (regardless of whether such right constitutes a security) to acquire Voting Shares from the Corporation; and

(ii)	any securities issued by the Corporation from time to time (other than the Rights) carrying any exercise, conversion or exchange right; in each case pursuant to which the holder thereof may acquire Voting Shares or other securities which are convertible into or exercisable or exchangeable for Voting Shares.
(q)	“Convertible Security Acquisition” means the acquisition of Voting Shares upon the exercise, conversion or exchange of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Corporate Distribution.

(r)	“Corporate Acquisition” means an acquisition by the Corporation or a Subsidiary of the Corporation or the redemption by the Corporation of Voting Shares of the Corporation which by reducing the number of Voting Shares of the Corporation outstanding increases the proportionate number of Voting Shares Beneficially Owned by any Person.

(s)	“Corporate Distribution” means an acquisition of Voting Securities:
(i)	as a result of a stock dividend or a stock split or other event pursuant to which a Person receives or acquires Voting Shares on the same pro rata basis as all other holders of Voting Shares of the same class; or

(ii)	as a result of any other event pursuant to which all holders of Voting Shares are entitled to receive Voting Shares or Convertible Securities on a pro rata basis, including, without limiting the generality of the foregoing, pursuant to the receipt or exercise of rights issued by the Corporation and distributed to all the holders of a class of Voting Shares to subscribe for or purchase Voting Shares or Convertible Securities of the Corporation, provided that such rights are acquired directly from the Corporation and not from any other Person and provided further that the Person in question does not thereby acquire a greater percentage of Voting Shares, or Convertible Securities representing the right to acquire Voting Shares of such class, than the percentage of Voting Shares of the class Beneficially Owned immediately prior to such acquisition, except pursuant to the voluntary exercise of Convertible Securities or other rights which may be exercised by a holder from time to time.
(t)	“Disqualification Date” has the meaning ascribed thereto in Section 1.1(c)(iii).

(u)	“Effective Date” means May 1, 2006.

(v)	“Election to Exercise” has the meaning ascribed thereto in Section 2.2(d).

(w)	“Exempt Acquisition” means an acquisition:
(i)	in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Section 5.1(b), 5.1(c) or 5.1(d);

(ii)	which was made on or prior to the Record Time;

(iii)	which was made pursuant to a dividend reinvestment plan of the Corporation or other similar share purchase plan made available to the holders of shares of the Corporation generally;

(iv)	pursuant to a distribution to the public by the Corporation of Voting Shares or Convertible Securities made pursuant to a prospectus provided that the Person in question does not thereby acquire a greater percentage of Voting Shares, or Convertible Securities representing the right to acquire Voting Shares of such class, than the percentage of Voting Shares of the class Beneficially Owned immediately prior to such acquisition; or

(v)	pursuant to an issuance and sale by the Corporation of Voting Shares or Convertible Securities by way of a private placement by the Corporation, provided that (x) all necessary stock exchange approvals for such private placement have been obtained and such private placement complies with the terms and conditions of such approvals, and (y) such acquisition does not result in the purchaser being the Beneficial Owner of such number of Voting Shares as is equal to or greater than 25% of the aggregate number of Voting Shares outstanding immediately prior to the private placement (and in making this determination, the securities to be issued to such purchaser on the private placement shall be deemed to be held by such purchaser but shall not be included in the aggregate number of outstanding Voting Shares immediately prior to the private placement).

(x)	“Exercise Price” means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall be $100.

(y)	“Expiration Time” means the earlier of: (i) the Termination Time, and (ii) the close of business on the day immediately following the date of the Corporation’s annual meeting of shareholders to be held in 2009.

(z)	“Flip-in Event” means a transaction in or pursuant to which any Person becomes an Acquiring Person.

(aa)	“Independent Shareholders” means holders of Voting Shares of the Corporation, but shall not include (i) any Acquiring Person or any Offeror, or any Affiliate or Associate of such Acquiring Person or such Offeror, or any Person acting jointly or in concert with such Acquiring Person or such Offeror, or (ii) any employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of any such plan or trust direct the manner in which the Voting Shares are to be voted or direct whether the Voting Shares are to be tendered to a Take-over Bid; and for greater certainty shall include any Person referred to in Section 1.1(h)(3) (other than any Person who pursuant to Section 1.1(h)(3) is deemed to Beneficially Own the Voting Shares).

(bb)	“Market Price” per share of any securities on any date of determination means the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in order to make it fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The closing price per share of any securities on any date shall be (i) the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for each share as reported by the American Stock Exchange, or (ii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on the American Stock Exchange, the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for each share as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the securities exchange on which the securities are primarily traded, or (iii) if not so listed, the last quoted price, or if not so quoted, the average of the high bid and low asked prices for each share of such securities in the over-the-counter market, or (iv) if on any such date the securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors; provided, however, that if on any such date the securities are not traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by a nationally or internationally recognized investment dealer or investment banker. The Market Price shall be expressed in United States dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in Canadian dollars, such amount shall be translated into United States dollars on such date at the United States Dollar Equivalent thereof.

(cc)	“Offer to Acquire” shall include:
(i)	an offer to purchase, a public announcement of an intention to make an offer to purchase, or a solicitation of an offer to sell; and

(ii)	an acceptance of an offer to sell, whether or not such offer to sell has been solicited;
or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.
(dd)	“Offeror” means a Person who has announced a current intention to make, or who makes and has outstanding, a Take-over Bid.

(ee)	“Offeror’s Securities” means Voting Shares of the Corporation Beneficially Owned by an Offeror, any Affiliate or Associate of such Offeror or any Person acting jointly or in concert with the Offeror.

(ff)	“Permitted Bid” means a Take-over Bid that is made by means of a Take-over Bid circular and which also complies with the following additional provisions:
(i)	the Take-over Bid shall be made to all registered holders of Voting Shares (other than the Voting Shares held by the Offeror);

(ii)	the Take-over Bid shall contain, and the take up and payment for securities tendered or deposited thereunder shall be subject to, an irrevocable and unqualified condition that no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date which is not less than 60 days following the date of the Take-over Bid and that no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid unless, at such date, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited to the Take-over Bid and not withdrawn;

(iii)	the Take-over Bid shall contain an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn, Voting Shares of the Corporation may be deposited pursuant to such Take-over Bid at any time during the period of time described in Section 1.1(ff)(ii) and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn at any time until taken up and paid for; and

(iv)	the Take-over Bid shall contain an irrevocable and unqualified provision that should the condition referred to in Section 1.1(ff)(ii) be met: (A) the Offeror will make a public announcement of that fact on the date the Take-over Bid would otherwise expire; and (B) the Take-over Bid will be extended for a period of not less than 10 Business Days from the date it would otherwise expire.

(gg)	“Permitted Bid Acquisitions” means share acquisitions made pursuant to a Permitted Bid or a Competing Bid.

(hh)	“Permitted Lock-Up Agreement” means an agreement between a Person and one or more holders (each a “Locked-up Person”) of Voting Shares or Convertible Securities (the terms of which agreement are publicly disclosed and a copy of which is made available to the public (including the Corporation) not later than the date the Lock-up Bid (as defined below) is publicly announced or, if the agreement was entered into after the date of the Lock-up Bid, as soon as possible after it is entered into and in any event not later than the day following the date of such agreement), pursuant to which such Locked-up Persons agree to deposit or tender Voting Shares or Convertible Securities to a Take-over Bid (the “Lockup Bid”) made by the Person or any of such Person’s Affiliates or Associates or any other Person referred to in Section 1.1(h)(iii) and where the agreement:
(i)	permits the Locked-up Person to withdraw Voting Shares or Convertible Securities in order to tender or deposit Voting Shares or Convertible Securities to another Take-over Bid (or terminate the agreement in order to support another transaction) that represents an offering price for each Voting Share or Convertible Security that exceeds, or provides a value for each Voting Share or Convertible Security that is greater than, the offering price or value represented by or proposed to be represented by the Lock-up Bid whether or not such agreement requires that such value exceed the value represented by the Lock-Up Bid by an amount (the “Specified Amount”) specified in such agreement provided that, where such agreement does contain a Specified Amount, the Specified Amount is not greater than 7% of the offering price or value that is represented by the Lock-up Bid; and

(ii)	provides for no “break-up” fees, “top-up” fees, penalties, payments, expenses or other amounts that exceed in the aggregate the greater of: (A) the cash equivalent of 2.5% of the price or value payable under the Lock-up Bid to the Locked-up Person, and (B) 50% of the amount by which the price or value payable under another Take-over Bid or another transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid, to be payable, directly or indirectly, by such Locked-up Person pursuant to the agreement if any Locked-up Person fails to tender Voting Shares or Convertible Securities pursuant thereto or withdraws Voting Shares or Convertible Securities previously tendered thereto in order to tender such Voting Shares or Convertible Securities to another Take-over Bid or support another transaction;
and, for greater certainty, the agreement may contain a right of first refusal or require a period of delay to give the Offeror an opportunity to at least match a higher consideration in another Take-over Bid or transaction or contain any other similar limitation on a Locked-up Person’s right to withdraw Voting Shares or Convertible Securities from the agreement, so long as any such limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares or Convertible Securities in sufficient time to tender to the other Take-over Bid or to support the other transaction.
(ii)	“Person” means any individual, firm, partnership, limited partnership, limited liability company or partnership, association, trust, trustee, executor, administrator, legal or personal representative, government, governmental body, entity or authority, group, body corporate, corporation, unincorporated organization or association, syndicate, joint venture or any other entity, whether or not having legal personality, and any of the foregoing in any derivative, representative or fiduciary capacity and pronouns have a similar extended meaning.

(jj)	“Record Time” means the close of business on May 1, 2006. (kk) “Redemption Price” has the meaning ascribed thereto in Section 5.1(a).

(ll)	“regular periodic cash dividends” means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greater of:
(i)	200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year; and

(ii)	100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.
(mm)	“Right” means a right issued pursuant to this Agreement.

(nn)	“Rights Certificate” has the meaning ascribed thereto in Section 2.2(c).

(oo)	“Rights Register” has the meaning ascribed thereto in Section 2.6(a).

(pp)	“Securities Act” means the Securities Act (British Columbia), and the regulations and rules thereunder, and any comparable or successor laws, regulations and rules thereto.

(qq)	“Separation Time” means the close of business on the tenth Trading Day after the earlier of (i) the Stock Acquisition Date, (ii) the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or Competing Bid) or such later date as may be determined by the Board of Directors and (iii) the date on which a Permitted Bid or Competing Bid ceases to qualify as such or such later date as may be determined by the Board of Directors provided that, if any Take-over Bid referred to in (ii) above or any Permitted Bid or Competing Bid referred to in (iii) above expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid, Permitted Bid or Competing Bid, as the case may be, shall be deemed, for the purposes of this Section 1.1(gg), never to have been made and provided further that if the Board of Directors determines pursuant to Sections 5.1(b),(c) or (d) to waive the application of Section 3.1 to a Flip-in Event, the Separation Time in respect of such Flip-in Event shall be deemed never to have occurred.

(rr)	“Stock Acquisition Date” means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to section 111 of the Securities Act or section 13(d) of the 1934 Exchange Act) by the Corporation or an Offeror or Acquiring Person of facts indicating that a Person has become an Acquiring Person.

(ss)	“Subsidiary”: a corporation shall be deemed to be a Subsidiary of another corporation if:
(i)	it is controlled by:
(1)	that other;

(2)	that other and one or more corporations each of which is controlled by that other; or

(3)	two or more corporations each of which is controlled by that other; or
(ii)	it is a Subsidiary of a corporation that is that other’s Subsidiary.
(tt)	“Take-over Bid” means an Offer to Acquire Voting Shares or securities convertible into or exchangeable for or carrying a right to purchase Voting Shares where the Voting Shares subject to the Offer to Acquire, together with the Voting Shares into which the securities subject to the Offer to Acquire are convertible, exchangeable or exercisable, and the Offeror’s Securities, constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the Offer to Acquire.

(uu)	“Termination Time” means the time at which the right to exercise Rights shall terminate pursuant to Sections 5.1(a) or (e) or 5.14.

(vv)	“Trading Day”, when used with respect to any securities, means a day on which the principal Canadian stock exchange or American stock exchange or market on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian stock exchange or American stock exchange or market, a Business Day.

(ww)	“United States Dollar Equivalent” of any amount which is expressed in Canadian Dollars means, on any date, the amount determined by multiplying such amount by the Canadian – U.S. Exchange Rate in effect on such date.

(xx)	“Voting Shares” means the Common Shares and any other shares or voting interests of the Corporation entitled to vote generally in the election of directors.
1.2	Currency.
     All sums of money which are referred to in this Agreement are expressed in lawful money of the United States of America, unless otherwise specified.
1.3	Headings.
     The division of this Agreement into Articles and Sections and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise stated, all references herein to Articles or Sections are to those in this Agreement.
1.4	Number and Gender.
     Wherever the context so requires, terms used herein importing the singular number only shall include the plural and vice-versa and words importing only one gender shall include all others.
1.5	Acting Jointly or in Concert.
     For the purposes of this Agreement, a Person is acting jointly or in concert with every Person who is a party to an agreement, commitment or understanding, whether formal or informal, with the first Person or any Associate or Affiliate of the first Person to acquire or make an Offer to Acquire Voting Shares of the Corporation (other than customary agreements with and between underwriters or banking group members or selling group members with respect to a distribution of securities or to a pledge of securities in the ordinary course of business).

1.6 Statutory References.
     Unless the context otherwise requires or except as expressly provided herein, any reference herein to a specific part, section or rule of any statute or regulation shall be deemed to refer to the same as it may be amended, re-enacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.
ARTICLE 2
THE RIGHTS
2.1 Legend on Common Share Certificates.
(a)	Certificates issued for Common Shares after the Record Time but prior to the close of business on the earlier of the Separation Time and the Expiration Time shall evidence one Right for each Common Share represented thereby and, commencing as soon as reasonably practicable after the effective date of this Agreement, shall have impressed on, printed on, written on or otherwise affixed to them, a legend in substantially the following form:
“Until the Separation Time (defined in the Rights Agreement referred to below), this certificate also evidences rights of the holder described in a Shareholder Rights Plan Agreement, dated May 1, 2006, as amended and restated (the “Rights Agreement”), between the Corporation and Pacific Corporate Trust Company, a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances set out in the Rights Agreement, the rights may be redeemed, may expire, may become null and void or may be evidenced by separate certificates and no longer evidenced by this certificate.”
(b)	Until the earlier of the Separation Time and the Expiration Time, certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby notwithstanding the absence of the foregoing legend. Following the Separation Time, Rights will be evidenced by Rights Certificates issued pursuant to Section 2.2.
2.2 Initial Exercise Price; Exercise of Rights; Detachment of Rights.

(a)	Right to entitle holder to purchase one Common Share prior to adjustment. Subject to adjustment as herein set forth, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price or its Canadian Dollar Equivalent as at the Business Day immediately preceding the date of exercise of the Right, one Common Share. Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

(b)	Rights not exercisable until Separation Time. Until the Separation Time, (i) the Rights shall not be exercisable and no Right may be exercised, and (ii) for administrative purposes each Right will be evidenced by the certificates for the associated Common Shares registered in the respective names of the holders thereof (which certificates shall also be deemed to be Rights Certificates) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Shares.

(c)	Rights after Separation Time. From and after the Separation Time and prior to the Expiration Time, (i) the Rights shall be exercisable, and (ii) the registration and transfer of the Rights shall be separate from, and independent of, Common Shares. Promptly following the Separation Time, the Corporation will prepare and the Rights Agent will mail to each holder of record of Rights as of the Separation Time (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a “Nominee”)) at such holder’s address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (A) a certificate (a “Rights Certificate”) in substantially the form of Schedule A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time, and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule, regulation or judicial or administrative order or with any rule or regulation made pursuant thereto or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and (B) a disclosure statement describing the Rights, provided that a Nominee shall be sent the materials provided for in (A) and (B) in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Corporation may require such first mentioned Person to furnish it with such information and documentation as the Corporation considers appropriate.

(d)	Exercise of Rights. Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent (at the office of the Rights Agent in Vancouver, British Columbia or any other office of the Rights Agent in the cities designated from time to time for that purpose by the Corporation) the Rights Certificate evidencing such Rights together with an election to exercise such Rights (an “Election to Exercise”) substantially in the form attached to the Rights Certificate duly completed and executed, accompanied by payment by certified cheque, banker’s draft or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised, all of the above to be received before the Expiration Time by the Rights Agent at its principal office in any of the cities listed on the Rights Certificate.
(e)	Duties of Rights Agent upon receipt of Election to Exercise. Upon receipt of a Rights Certificate, which is accompanied by a completed and duly executed Election to Exercise, and payment as set forth in Section 2.2(d) above, the Rights Agent (unless otherwise instructed by the Corporation) will thereupon promptly:
(i)	requisition from the transfer agent for the Common Shares certificates representing the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

(ii)	when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

(iii)	after receipt of such certificates, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such registered holder;

(iv)	when appropriate, after receipt, deliver the cash referred to in Section 2.2(e)(ii) (less any amounts required to be withheld) to or to the order of the registered holder of the Rights Certificate; and

(v)	tender to the Corporation all payments received on exercise of the Rights.
(f)	Partial Exercise of Rights. In case the holder of any Rights shall exercise less than all of the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g)	Duties of the Corporation. The Corporation covenants and agrees that it will:
(i)	take all such action as may be necessary and within its power to ensure that all Common Shares or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

(ii)	take all such action as may be necessary and within its power to ensure compliance with the provisions of Section 3.1 including, without limitation, all such action to comply with any applicable requirements of the BCA, the Securities Act and any applicable comparable securities legislation of each of the provinces of Canada, the 1933 Securities Act and the 1934 Exchange Act and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares or other securities upon exercise of Rights;

(iii)	use reasonable efforts to cause, from and after such time as the Rights become exercisable, all Common Shares issued upon exercise of Rights to be listed upon issuance on the principal stock exchange on which the Common Shares were traded prior to the Stock Acquisition Date;

(iv)	cause to be reserved and kept available out of its authorized and unissued Common Shares, the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights;

(v)	pay when due and payable any and all Canadian federal and provincial transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares or other securities in a name other than that of the registered holder of the Rights being transferred or exercised; and

(vi)	after the Separation Time, except as permitted by Sections 5.1 or 5.4, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
2.3 Adjustments to Exercise Price; Number of Rights.
     The Exercise Price, the number and kind of Common Shares or other securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3:
(a)	Adjustment to Exercise Price upon changes to share capital. In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time:
(i)	declare or pay a dividend on the Common Shares payable in Common Shares or Convertible Securities other than the issue of Common Shares or such Convertible Securities to holders of Common Shares in lieu of but not in an amount which exceeds the value of regular periodic cash dividends;

(ii)	subdivide or change the outstanding Common Shares into a greater number of Common Shares;

(iii)	combine, consolidate or change the outstanding Common Shares into a smaller number of Common Shares; or

(iv)	issue any Common Shares or Convertible Securities in respect of, in lieu of or in exchange for existing Common Shares, except as otherwise provided in this Section 2.3;
the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of Common Shares, or other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of Common Shares or other securities, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Common Share transfer books of the Corporation were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1, the adjustment provided for in this Section 2.3 shall be in addition to and, shall be made prior to, any adjustment required pursuant to Section 3.1.
(b)	Adjustment to Exercise Price upon issue of rights, options and warrants. In case the Corporation shall at any time after the Record Time fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or shares having the same rights, privileges and preferences as Common Shares (“equivalent common shares”)) or securities convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares at a price per Common Share or per equivalent common share (or having a conversion price or exchange price or exercise price per share, if a security convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares) less than 90% of the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares and/or equivalent common shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights so to be offered) would purchase at such Market Price per Common Share, and the denominator of which shall be the number of

Common Shares outstanding on such record date, plus the number of additional Common Shares and/or equivalent common shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities are initially convertible, exchangeable or exercisable). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a certificate filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Such adjustment shall be made successively whenever such a record date is fixed and, in the event that such rights or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.
For purposes of this Agreement, the granting of the right to purchase Common Shares (or equivalent common shares) (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and/or the investment of periodic optional payments and/or employee benefit, stock option or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in the case of any dividend or interest reinvestment plan, the right to purchase Common Shares (or equivalent common shares) is at a price per share of not less than 90% of the current market price per share (determined as provided in such plans) of the Common Shares.
(c)	Adjustment to Exercise Price upon Corporate Distributions. In case the Corporation shall at anytime after the Record Time fix a record date for a distribution to all holders of Common Shares (including any such distribution made in connection with a merger, amalgamation, arrangement, plan, compromise or reorganization in which the Corporation is the continuing or successor corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend or a regular periodic cash dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), assets or subscription rights, options or warrants (excluding those referred to in Section 2.3(b) above), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Market Price per Common Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights, options or warrants applicable to a Common Share and the denominator of which shall be such Market Price per Common Share. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.

(d)	Regarding calculation of adjustment to Exercise Price. Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 2.3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2.3 shall be made to the nearest cent or to the nearest one hundredth of a Common Share or other share, as the case may be. Notwithstanding the first sentence of this Section 2.3(d), any adjustment required by this Section 2.3 shall be made no later than the earlier of (i) 3 years from the date of the transaction which mandates such adjustment or (ii) the Expiration Time.

(e)	Adjustment to number of Common Shares purchasable upon adjustment to Exercise Price. Unless the Corporation shall have exercised its election as provided in Section 2.3(i) below, upon each adjustment of the Exercise Price as a result of the calculations made in Sections 2.3(b) and (c) above, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares (calculated to the nearest one ten-thousandth) obtained by (A) multiplying (x) the number of shares purchasable upon exercise of a Right immediately prior to this adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price, and (B) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(f)	Corporation may provide for alternate means of adjustment. Subject to the prior consent of the holders of Voting Shares or Rights obtained as set forth in Section 5.4(a) or (b), as applicable, in the event the Corporation shall at any time after the Record Time issue any shares (other than Common Shares), or rights or warrants to subscribe for or purchase any such shares, or securities convertible into or exchangeable for any such shares, in a transaction referred to in Sections 2.3(a)(i) or (iv) or 2.3(b) or (c) above, if the Board of Directors acting in good faith determines that the adjustments contemplated by Sections 2.3(a), (b) and (c) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Corporation shall be entitled to determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Sections 2.3(a), (b) and (c) above, such adjustments, rather than the adjustments contemplated by Sections 2.3(a), (b) and (c) above, shall be made. The Corporation and the Rights Agent shall amend this Agreement as appropriate to provide for such adjustments.

(g)	Adjustment to Rights exercisable into shares other than Common Shares. If as a result of an adjustment made pursuant to Section 3.1 hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in this Section 2.3, and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other shares.
(h)	Rights to evidence right to purchase Common Shares at adjusted Exercise Price. Each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of such Right, all subject to further adjustment as provided herein.

(i)	Election to adjust number of Rights upon adjustment to Exercise Price. The Corporation shall be entitled to elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. If the Corporation so elects, each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter but, if Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment, of the number of Rights pursuant to this Section 2.3(i), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 5.5, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the adjusted Exercise Price and shall be registered in the names of the holders of record of Rights Certificates on the record date for the adjustment specified in the public announcement.

(j)	Corporation may in certain cases defer issues of securities. In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.
(k)	Corporation has discretion to reduce Exercise Price for tax reasons. Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment, the Board of Directors shall determine to be advisable in order that any (A) consolidation or subdivision of the Common Shares, (B) issuance of any Common Shares at less than the Market Price, (C) issuance of Convertible Securities, (D) stock dividends or (E) issuance of rights, options or warrants, referred to in this Section 2.3 hereafter made by the Corporation to holders of its Common Shares, shall not be taxable to such shareholders.
(l)	Certificate of Adjustment. Whenever an adjustment to the Exercise price or number of Rights ia made pursuant tio this section 2.3, the Corporation shall;

(i)	promptly prepare a certificate setting forth such adjustment and calculation thereof and a brief statement of the facts accounting for such adjustment; and

(ii)	promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certifiacte and mail a brief summary thereof to each holder of Rights.

2.4 Date on Which Exercise is Effective.
     Each person in whose name any certificate for Common Shares is issued upon the exercise of Rights, shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.
2.5 Execution, Authentication, Delivery and Dating of Rights Certificates
(a)	Each Rights Certificate shall be executed on behalf of the Corporation by its Chairman, President, Chief Executive Officer, Chief Financial Officer or any Vice-President. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

(b)	Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature and a disclosure statement as described in Section 2.2(c), and the Rights Agent shall manually or by facsimile signature countersign and send such Rights Certificates and disclosure statement to the holders of the Rights pursuant to Section 2.2(c). No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

(c)	Each Rights Certificate shall be dated the date of countersignature thereof.
2.6 Registration, Registration of Transfer and Exchange.
(a)	The Corporation will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate and subject to the provisions of Section 2.6(c) below and the other provisions of this Agreement, the Corporation will execute and the Rights Agent will countersign, register and deliver, in the name of the holder or the designated transferee or transferees as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(b)	All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(c)	Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the registered holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Corporation may require payment of a sum sufficient to cover any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

2.7 Mutilated, Destroyed, Lost and Stolen Rights Certificates.
(a)	If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)	If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate, and (ii) such indemnity or other security as may be required by them to save each of them and any of their agents harmless then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)	As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Corporation may require payment of a sum sufficient to cover any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

(d)	Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed lost or stolen Rights Certificate shall be at any time enforceable by anyone, and the holder thereof shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other holders of Rights duly issued by the Corporation.
2.8 Persons Deemed Owners.
     Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent shall be entitled to deem and treat the person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated Common Shares).
2.9 Delivery and Cancellation of Rights Certificates.
     All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9 except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable laws, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.
2.10 Agreement of Rights Holders.
     Every holder of Rights, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:
(a)	to be bound by and subject to the provisions of this Agreement, as amended or supplemented from time to time in accordance with the terms hereof, in respect of all Rights held;

(b)	that prior to the Separation Time each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share;

(c)	that after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

(d)	that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent shall be entitled to deem and treat the person in whose name the Rights Certificate (or prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(e)	that such holder of Rights has waived his right to receive any fractional Rights or any fractional shares upon exercise of a Right;

(f)	that, in accordance with Section 5.4, without the approval of any holder of Rights and upon the sole authority of the Board of Directors acting in good faith this Agreement may be supplemented or amended from time to time pursuant to and as provided herein; and

(g)	that notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental,regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.
2.11 Rights Certificate Holder not Deemed a Shareholder.
     No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Corporation which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed or deemed to confer upon the holder of any Right or Rights Certificate, as such, any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of shares of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Corporation except as expressly provided herein, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.
ARTICLE 3
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS
3.1 Flip-in Event.

(a)	Subject to Section 3.1(b) and Sections 5.1, in the event that prior to the Expiration Time a Flip-in Event shall occur, the Corporation shall take such action as may be necessary to ensure and provide within 8 Business Days of such occurrence, or such longer period as may be required to satisfy all requirements of applicable securities legislation that, except as provided below, each Right shall thereafter constitute the right to purchase from the Corporation upon exercise thereof in accordance with the terms hereof that number of Common Shares of the Corporation having an aggregate Market Price on the date of the occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such Right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after such date of occurrence an event of a type analogous to any of the events described in Section 2.3 shall have occurred with respect to such Common Shares).

(b)	Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are Beneficially Owned by (i) an Acquiring Person, or any Affiliate or Associate of an Acquiring Person, or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such Acquiring Person, or any Affiliate or Associate of such Person so acting jointly or in concert, or (ii) a transferee or other successor in title of Rights, directly or indirectly, of an Acquiring Person (or of any Affiliate or Associate of an Acquiring Person) or of any Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of an Acquiring Person (or of any Affiliate or Associate of such Person so acting jointly or in concert) who becomes a transferee or successor in title concurrently with or subsequent to the Acquiring Person becoming such, shall become null and void without any further action, and any holder of such Rights (including transferees or successors in title) shall not have any rights whatsoever to exercise such Rights under any provision of this Agreement and shall not have thereafter any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.
(c)	Any Rights Certificate that would represent Rights Beneficially owned by a Person described in either Section 3.1(b)(i) or (ii) or transferred to any nominee of any such Person, and any Rights Certificate that would be issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall either not be issued upon the instruction of the Corporation to the Rights Agent or contain the following legend:
“The Rights represented by this Rights Certificate were issuable a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Shareholder Rights Plan Agreement) or a Person who was acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person. This Rights Certificate and the Rights represented hereby are void or shall become void in the circumstances specified in Section 3.1(b) of the Shareholder Rights Plan Agreement.”
Provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall impose such legend only if instructed to do so by the Corporation in writing or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend. The issuance of a Rights Certificate without the legend referred to in this Section 3.1(c) shall be of no effect on the provisions of Section 3.1(b).
ARTICLE 4
THE RIGHTS AGENT
4.1 General.
(a)	The Corporation hereby appoints the Rights Agent to act as agent for the Corporation in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, subject to the prior approval of the Rights Agent. In the event the Corporation appoints one or more co-Rights Agents, the respective duties of the Rights Agents and co-Rights Agents shall be as the Corporation may determine, with the approval of the Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses (including reasonable fees and disbursements of counsel) incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent, its officers, directors and employees for, and to hold such persons harmless against, any loss, liability, cost, claim, action, suit, damage, or expense incurred (that is not the result of negligence, bad faith or wilful misconduct on the part of any one or all of the Rights Agent, its officers, directors or employees) for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement or the resignation or removal of the Rights Agent.
(b)	The Rights Agent shall be protected from and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares or any Rights Certificate or certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.
(c)	The Corporation will inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this administration of this Agreement by the Rights Agent and, at any time upon written request, will provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.
4.2 Merger or Amalgamation or Change of Name of Rights Agent.
(a)	Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such

Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.
(b)	In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
4.3 Duties of Rights Agent.
     The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, to all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:
(a)	The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted to be taken by it in good faith and in accordance with such opinion. Subject to the prior written consent of the Corporation, which consent shall not be unreasonably withheld, the Rights Agent may also consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement (at the expense of the Corporation) and the Rights Agent shall be entitled to act and rely in good faith on the advice of any such expert.

(b)	Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proven and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board, the President, Chief Executive Officer, Chief Financial Officer or any Vice-President, of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)	The Rights Agent will be liable hereunder only for events which are the result of its own negligence, bad faith or wilful misconduct and that of its officers, directors and employees.

(d)	The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common

Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.
(e)	The Rights Agent will not be under any responsibility in respect of (i) the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) (ii) the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); (iii) any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; (iv) any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.1(b)) or any adjustment required under the provisions of Section 2.3; or (v) the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of a certificate contemplated by Section 2.3 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered or fully paid and non-assessable.
(f)	The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)	The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer or any Vice-President of the Corporation and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person. It is understood that instructions to the Rights Agent shall, except where circumstances make it impracticable or the Rights Agent otherwise agrees, be given in writing and, where not in writing, such instructions shall be confirmed in writing as soon as reasonably possible after the giving of such instructions.

(h)	The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

(i)	The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or, with the prior written consent of the Corporation, by or through its attorneys or agents. The Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided the prior written consent of the Corporation was obtained and reasonable care was exercised in the selection and continued employment thereof.
4.4 Change of Rights Agent.
     The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days’ notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8 hereof (all of which shall be at the expense of the Corporation). The Corporation may remove the Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail and to the holders of the Rights in accordance with Section 5.8. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 60 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Corporation), then the Rights Agent or the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent at the Corporation’s expense. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in Canada. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon receiving from the Corporation payment in full of all amounts outstanding under this Agreement, shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights. The cost of giving any notice required under this Section 4.4 shall be borne solely by the Corporation. Failure to give any notice provided for in this Section 4.4 however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE 5
MISCELLANEOUS
5.1 Redemption and Waiver.
(a)	Subject to the prior consent of the holders of Voting Shares (prior to the Separation Time) or Rights (after the Separation Time) obtained as set forth in Section 5.4(b) or (c), as applicable, the Board of Directors acting in good faith may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to the provisions of this Section 5.1, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that an event of the type described in Section 2.3 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(b)	Subject to the prior consent of the holders of Voting Shares obtained as set forth in Section 5.4(b), the Board of Directors may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular to all registered holders of Voting Shares and otherwise than in the circumstances set forth in Section 5.1(d), waive the application of Section 3.1 to such Flip-in Event. In the event the Board of Directors proposes such a waiver, the Board of Directors shall extend the Separation Time to a date at least 10 Business Days subsequent to the meeting of shareholders called to approve such waiver.

(c)	The Board of Directors acting in good faith, may, prior to the occurrence of a Flip-in Event, and upon prior written notice delivered to the Rights Agent, determine to waive the application of Section 3.1 to a Flip-in Event that may occur by reason of a Take-over Bid made by means of a Take-over Bid circular to all registered holders of Voting Shares; provided that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Section 5.1(c), the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid made by means of a Takeover Bid circular to all registered holders of Voting Shares prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been granted, pursuant to this Section 5.1(c).

(d)	The Board of Directors acting in good faith may, prior to the close of business on the tenth day following the Stock Acquisition Date, determine, upon prior written notice delivered to the Rights Agent, to waive or to agree to waive the application of Section 3.1 to a Flip-in Event, provided that both of the following conditions are satisfied:

(i)	the Board of Directors has determined that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that Person would become, an Acquiring Person; and

(ii)	such Acquiring Person has reduced its Beneficial Ownership of Voting Shares (or has entered into a contractual arrangement with the Corporation, acceptable to the Board of Directors, to do so within 30 days of the date on which such contractual arrangement is entered into) such that at the time the waiver becomes effective pursuant to this Section 5.1(d) it is no longer an Acquiring Person;

and in the event of such a waiver, for the purposes of this Agreement, the Flip-in Event shall be deemed never to have occurred.
(e)	Where, pursuant to a Permitted Bid, a Competing Permitted Bid or a Take-over Bid in respect of which the Board of Directors has waived, or is deemed to have waived, pursuant to Section 5.1(c), the application of Section 3.1, a Person acquires outstanding Voting Shares, then the Corporation shall immediately upon the consummation of such acquisition without further formality and without any approval under Section 5.4(b) or (c) redeem the Rights at the Redemption Price.

(f)	Within ten days after the Corporation electing or becoming obligated to redeem the Rights, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last address as they appear upon the Rights Register or, prior to the Separation Time, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(g)	Where a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price.

(h)	Notwithstanding the Rights being redeemed pursuant to Section 5.1(g), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred and the Rights shall remain attached to outstanding Voting Shares, subject to and in accordance with the provisions of this Agreement. mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred and the Rights shall remain attached to outstanding Voting Shares, subject to and in accordance with the provisions of this Agreement.

(i)	If the Corporation is obligated under Section 5.1(e) to redeem the Rights, or if the Board of Directors elects under Section 5.1(a) or 5.1(g) to redeem the Rights and, if required, the holders of Voting Shares or the holders of Rights, as the case may be, have approved such redemption, the right to exercise the Rights will thereupon, without further action and without notice, terminate and each Right will after redemption be null and void and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

(j)	The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 5.1 or in connection with the purchase of Common Shares prior to the Separation Time.
5.2	Expiration.
     No person shall have any rights whatsoever pursuant to or arising out of this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Section 4.1.
5.3	Issuance of New Rights Certificates.
     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.
5.4	Supplements and Amendments.
(a)	The Corporation may from time to time supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares to correct any clerical or typographical error or to maintain the validity of the Agreement as a result of a change in any applicable legislation or regulations or rules thereunder. The Corporation may, prior to the date of the shareholders’ meeting referred to in Section 5.14, supplement, amend, vary, rescind or delete any of the provisions of this Agreement without the approval of any holders of Rights or Voting Shares (whether or not such action would materially adversely affect the interests of the holders of Rights generally) where the Board of Directors acting in good faith deems such action necessary or desirable. Notwithstanding anything in this Section 5.4 to the contrary, no supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

(b)	Subject to Section 5.4(a), the Corporation may, with the prior consent of the holders of the Voting Shares obtained as set forth below, at any time prior to the Separation Time amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Voting Shares at a meeting of the holders of Voting Shares, which meeting shall be called and held in compliance with applicable laws and regulatory requirements and the requirements in the articles of the Corporation. Subject to compliance with any requirements imposed by the foregoing, consent shall be deemed to have been given if the proposed amendment, variation or revision is approved by the affirmative vote of a majority of the votes cast by all holders of Voting Shares (other than any holder of Voting Shares who is an Offeror pursuant to a Take-over Bid that is not a Permitted Bid or Competing Bid with respect to all Voting Shares Beneficially Owned by such Person), represented in person or by proxy at the meeting.

(c)	The Corporation may, with the prior consent of the holders of Rights, at any time after the Separation Time and before the Expiration Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation’s articles and the BCA with respect to a meeting of shareholders of the Corporation.

(d)	The Corporation shall be required to provide the Rights Agent with notice in writing of any such amendment, variation or deletion to this Agreement as referred to in this Section 5.4 within 5 days of effecting such amendment, variation or deletion.

(e)	Any supplements or amendments made by the Corporation to this Agreement pursuant to Section 5.4(a) above which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation or regulations or rules thereunder shall:
(i)	if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in Section 5.4(b) above confirm or reject such amendment; and

(ii)	if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Section 5.4(c) above, confirm or reject such amendment.
A supplement or amendment of the nature referred to in this Section 5.4(e) shall be effective from the date of the resolution of the Board of Directors adopting such supplement or amendment until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such supplement or amendment is confirmed, it continues in effect in the form so confirmed. If such supplement or amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such supplement or amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend, vary or delete any provision of this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights, as the case may be.
5.5	Fractional Rights and Fractional Shares.
(a)	The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. Any such fractional Right shall be null and void and the Corporation will not have any obligation or liability in respect thereof.

(b)	The Corporation shall not be required to issue fractions of Common Shares or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares or other securities. In lieu of issuing fractional Common Shares or other securities, the Corporation shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share. The Rights Agent shall have no obligation to make any payments in lieu of fractional Common Shares unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with Section 2.2(e).
5.6	Rights of Action.
     Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective registered holders of the Rights; and any registered holder of any Rights, without the consent of the Rights Agent or of the registered holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce such holder’s right to exercise such holder’s Rights in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.
5.7	Notice of Proposed Actions.
     In case the Corporation shall propose after the Separation Time and prior to the Expiration Time to effect the liquidation, dissolution or winding-up of the Corporation or the sale of all or substantially all of the Corporation’s assets, then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.8, a notice of such proposed action, which shall specify the date on which such liquidation, dissolution, winding up, or sale is to take place, and such notice shall be so given at least 15 Business Days prior to the date of taking of such proposed action.
5.8	Notices.
(a)	Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to the Corporation shall be sufficiently given or made if delivered or sent by mail, postage prepaid, or sent by facsimile or other form of recorded electronic communication (until new contact information is filed in writing with the Rights Agent) as follows:
International Absorbents Inc.
1569 Dempsey Road
North Vancouver, BC V7K 1S8
Attention:       Gordon L. Ellis, Chief Executive Officer
Facsimile No.: 604-904-4105
(b)	Any notice or demand authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to the Rights Agent shall be sufficiently given or made if delivered or sent by mail, postage prepaid, or sent by facsimile or other form of recorded electronic communication (until new contact information is filed in writing with the Corporation) as follows:
Pacific Corporate Trust Company
2nd Floor, 510 Burrard Street
Vancouver, BC V6C 3B8
Attention:       Norman Hamade
Facsimile No.: 604-689-8144
(c)	Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the Rights Register or, prior to the Separation Time, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

(d)	Any notice given or made in accordance with this Section 5.8 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter).
5.9	Costs of Enforcement
     The Corporation agrees that if the Corporation fails to fulfill any of its obligations pursuant to this Agreement, then the Corporation will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder to enforce his rights pursuant to any Rights or this Agreement.
5.10	Successors.
     All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.
5.11	Benefits of this Agreement.
     Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.
5.12	Governing Law.
     This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of British Columbia and for all purposes shall be governed by and construed in accordance with the laws of such province.
5.13	Severability.
     If any section, clause, term or provision hereof or the application thereof to any circumstances or any right hereunder shall, in any jurisdiction and to any extent, be invalid or unenforceable, such section, clause, term or provision or such right shall be ineffective only in such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining sections, clauses, terms and provisions hereof or rights hereunder in such jurisdiction or the application of such section, clause , term or provision or rights hereunder in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.
5.14	Effective Date
     This Agreement is effective and in full force and effect accordance with its terms from and after the Effective Date. If this Agreement is not confirmed by a majority of the votes cast by Independent Shareholders, at the next annual or special meeting of shareholders of the Corporation, then this Agreement and all outstanding Rights shall terminate and shall be null and void and of no force and effect from the date of such meeting.
5.15	Shareholder Review.
     At or prior to the annual meeting of the shareholders of the Corporation in 2009 and at every third annual meeting thereafter, provided that a Flip-in Event has not occurred prior to such time, the Board of Directors shall submit a resolution ratifying the continued existence of this Agreement to the Independent Shareholders for their consideration and, if thought advisable, approval. Unless the majority of the votes cast by the Independent Shareholders who vote in respect of any such resolution are voted in favour of the continued existence of this Agreement, the Corporation shall, immediately upon the confirmation by the Chairman of such shareholders’ meeting of the results of the votes on such resolution and without further formality, redeem the Rights at the Redemption Price.
5.16	Determinations and Actions by the Board of Directors.
     All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, in relation to or in connection with this Agreement, shall not subject the Board of Directors or any director of the Corporation to any liability to the holders of the Rights.
5.17	Rights of Board, Corporation and Offeror.
     Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of Voting Shares reject or accept any Take-over Bid or take any other action (including, without limitation, the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the holders of Voting Shares of the Corporation) with respect to any Take-over Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.
5.18	Regulatory Approvals.
     This Agreement shall be subject in any jurisdiction to the receipt of any required prior or subsequent approval or consent from any governmental or regulatory authority in such jurisdiction including any securities regulatory authority or stock exchange.

5.19	Declaration as to Non-Canadian and Non-U.S. Holders.
     If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside Canada or the United States, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure such compliance. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes, or (until such notice is given as required by law) without advance notice to any regulatory or self-regulatory body.
5.20	Time of the Essence.
     Time shall be of the essence in this Agreement.
5.21	Compliance with Money Laundering Legislation.
     The Rights Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Rights Agent reasonably determines that such an act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline provided that it promptly provides the Corporation with notice of such determination together with the reasons therefor. Further, should the Rights Agent reasonably determine at any time that its acting under this Agreement has resulted in it being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days written notice to the Corporation, provided: (i) that the Rights Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Rights Agent’s satisfaction within such 10 day period, then such resignation shall not be effective.
5.22	Compliance with Money Laundering Legislation.
     The parties acknowledge that federal and/or provincial legislation that addresses the protection of an individual’s personal information (collectively, “Privacy Laws”) applies to obligations and activities under this Agreement. Despite any other provision of this Agreement, neither party will take or direct any action that would contravene, or cause the other to contravene, applicable Privacy laws. The Corporation will, prior to transferring or causing to be transferred personal information to the Rights Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Rights Agent will use commercially reasonable efforts to ensure that its services hereunder comply with Privacy laws.
5.23	Execution in Counterparts.
     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.
IN WITNESS WHEREOF, the parties have executed this Agreement.
INTERNATIONAL ABSORBENTS INC.

By:	/s/ D. Thompson
David H. Thompson

By:	/s/ G. Ellis
Gordon L. Ellis

PACIFIC CORPORATE TRUST COMPANY

By:	/s/ Norm Hamade
Authorized Signing Officer

SCHEDULE A
FORM OF RIGHTS CERTIFICATE

Certificate No.	Rights
THE RIGHTS REPRESENTED HEREBY ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 3.1(b) OF THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON, ANY PERSON ACTING JOINTLY OR IN CONCERT WITH AN ACQUIRING PERSON OR THEIR RESPECTIVE ASSOCIATES AND AFFILIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND THEIR RESPECTIVE TRANSFEREES SHALL BECOME VOID WITHOUT ANY FURTHER ACTION.
RIGHTS CERTIFICATE
INTERNATIONAL ABSORBENTS INC.
     This certifies that                      or registered assigns, is the registered holder of the number of Rights set forth above each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement dated February  May 1, 2006, as amended and restated from time to time (the “Rights Agreement”), between International Absorbents Inc., a corporation incorporated under the laws of British Columbia (the “Corporation”), and Pacific Corporate Trust Company, a trust company incorporated under the laws of British Columbia, as rights agent (the “Rights Agent”, which term shall include any successor Rights Agent under the Rights Agreement) to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the Expiration Time (as such term is defined in the Rights Agreement) (or such earlier expiration time as is provided in the Rights Agreement) one fully paid and nonassessable Common Share (a “Common Share”) of the Corporation at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate together with the Form of Election to Exercise duly executed and submitted to the Rights Agent at its principal offices in Vancouver, British Columbia. The Exercise Price shall initially be $100 per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.
     In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or other equity securities of the Corporation (or a combination thereof) all as provided in the Rights Agreement.

     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights. Copies of the Rights Agreement are on file at the registered office of the Corporation and are available upon written request.
     This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of $0.00001 per Right.
     No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby.
     No holder of this Rights Certificate, as such, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities of the Corporation which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders of the Corporation at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders of the Corporation (except as expressly provided in the Rights Agreement), or to receive dividends, distributions or subscription rights, or otherwise until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been manually countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Corporation.
Dated   ◆

INTERNATIONAL ABSORBENTS INC.

By:
Authorized Signing Officer

By:
Authorized Signing Officer

PACIFIC CORPORATE TRUST COMPANY

By:
Authorized Signing Officer

FORM OF ELECTION TO EXERCISE
TO: INTERNATIONAL ABSORBENTS INC.
     The undersigned hereby irrevocably elects to exercise                      whole Rights represented by the attached Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Shares be issued to:

(NAME)

(ADDRESS)

(CITY AND STATE OR PROVINCE)
     If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(NAME)

(ADDRESS)

(CITY AND STATE OR PROVINCE)
SOCIAL INSURANCE, SOCIAL SECURITY OR OTHER TAXPAYER NUMBER

Dated

Signature Guaranteed

Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)
     Signature must be guaranteed by a Canadian Schedule 1 chartered bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program.

To be completed if true
     The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or any Person acting jointly or in consent with any of the foregoing or any Affiliate or Associate of such Person (as defined in the Rights Agreement).

Signature
NOTICE
     In the event the certification set forth in the Form of Election to Exercise is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights shall be null and void.

FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate)
FOR VALUE RECEIVED                                                                                                                          hereby sells,
assigns and transfers unto

(Please print name and address of transferee)
the Rights represented by this Rights Certificate, together with all right, title and interest therein and does hereby irrevocably constitute and appoint                                          as attorney to transfer the within Rights on the books of the Corporation, with full power of substitution.

Dated

Signature Guaranteed

Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)
     Signature must be guaranteed by a Canadian Schedule 1 chartered bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program.
To be completed if true
     The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or any Person acting jointly or in consent with any of the foregoing (as defined in the Rights Agreement).

Signature
NOTICE
     In the event the certification set forth in the Form of Assignment is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights shall be null and void.

Form of Proxy
THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF MANAGEMENT OF INTERNATIONAL ABSORBENTS INC. (THE “COMPANY”) FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (THE “MEETING”) TO BE HELD AT THE XCHANGE CONFERENCE CENTRE, 2ND FLOOR, 888 DUNSMUIR STREET, VANCOUVER, BRITISH COLUMBIA, CANADA ON THURSDAY JUNE 8, 2006 AT 10:00 AM (Pacific Time).
The undersigned shareholder (“Registered Shareholder”) of the Company hereby appoints Gordon L. Ellis, or failing this person, David H. Thompson, Executive Officers of the Company, or in the place of the foregoing,[                      . (print the name), ] as proxyholder and attorney in fact for and on behalf of the Registered Shareholder with the power of substitution to vote and otherwise represent all of the shares registered in the name of the Registered Shareholder at the Meeting, or any adjournments thereof, on the proposals listed in this proxy and described in accompanying Notice of Annual and Special Meeting of Shareholders and Proxy Statement and in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present and voting such shares.
The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.
THIS PROXY MUST BE SIGNED AND DATED.
REGISTERED HOLDER SIGN HERE:
DATE SIGNED:

Resolutions (For full details of each item, please see the enclosed Notice of Annual and Special Meeting of Shareholders and Proxy Statement).
Management recommends a vote “FOR” each of the following:

		For	Against	Withhold/Abstain

1.	To elect the following persons as Class I Directors of the Company for a term of two years:

	Gordon L. Ellis		n/a

	Michael P. Bentley		n/a

2.	To ratify the appointment of Moss Adams, LLP as the Company’s independent auditors for the fiscal year ending January 31, 2007 at a remuneration to be fixed by the Company’s Audit Committee.		n/a

3.	To adopt the Shareholder Rights Plan dated *, 2006.

4.	To alter the Company’s Notice of Articles by increasing the authorize capital from 100,000,000 to an unlimited number of Common Shares.

5.	To alter the Company’s Notice of Articles to delete the application of the “Pre-existing Company Provisions” and adopt new Articles.

6.	To grant the proxyholder authority to vote at his/her discretion on any other business which may come before the meeting.		n/a
SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY
1.	This Proxy is solicited by the Management of the Company.

2.	This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.	If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.
To be represented at the Meeting, voting instructions must be DEPOSITED at the office of “PACIFIC CORPORATE TRUST COMPANY” no later than forty eight (“48”) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.
The mailing address of Pacific Corporate Trust Company is 625 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 3B8, and its fax number is (604) 689-8144.
ONLY REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT 1-888-Tel-Vote (1-888-835-8683) OR
INTERNET VOTING AT http://www.stocktronics.com/webvote

May 1, 2006
Dear Shareholder:
International Absorbents Inc.
(the “Company”)
Request for Printed Copies of Annual and Interim Financial Statements and MD&A
In accordance with Canadian Securities Administrators’ National Instrument 51-102, Continuous Disclosure Obligations, the registered and beneficial owners of our shares may request a copy of our annual audited financial statements and management discussion and analysis (“MD&A”) for the annual audited financial statements, our unaudited interim financial statements and MD&A, or both.
If you wish to receive printed copies of any of these documents, please indicate your request by completing this form and returning it to:
International Absorbents Inc.
1569 Dempsey Road
North Vancouver, BC CANADA V7K 1S8
As an alternative to receiving these financial statements and MD&A by mail, you may view them on the Company’s website at www.internationalabsorbents.com, www.sec.gov or www.sedar.com.

REQUEST TO RECEIVE ANNUAL AND INTERIM FINANCIAL STATEMENTS AND MD&A
OF INTERNATIONAL ABSORBENTS INC. (the “Company”)

☐	A.	Please send me the annual audited financial statements and MD&A.

☐	B.	Please send me the interim unaudited financial statements and MD&A.

☐	C.	Please send me both A and B.
I confirm that I am a registered and/or beneficial holder of shares of the Company.

Signature

Name of Shareholder - Please Print

Address

Postal Code

Name and title of person signing, if different from
name above